Exhibit 15.2

SASOL CANADA CYPRESS AND FARRELL CREEK AREAS Evaluation of Petroleum Reserves Based on Supplied Prices and Costs As of June 30, 2020

 SASOL CANADA CYPRESS AND FARRELL CREEK AREAS Evaluation of Petroleum Reserves Based on Supplied Prices and Costs As of June 30, 2020 Prepared For: Sasol Canada 1600, 215 – 9th Avenue SW Calgary, Alberta T2P 1K3 Prepared By: McDaniel & Associates Consultants Ltd. 2200, 255 – 5th Avenue SW Calgary, Alberta T2P 3G6 June 2020

 SASOL CANADA CYPRESS AND FARRELL CREEK AREAS TABLE OF CONTENTS Covering Letter Certificates of Qualification Summary Total Company Reserves and Net Present ValueTable A Figures Property Location Map Company Share Sales Volumes Cash Flow Summary Reserves Distribution by Reserves Class and Product Price Schedules Evaluation Methodology APPENDIX 1 Total Proved Reserves Forecast of Production and Revenue Before Tax – Company Share Table 1 Forecast of Revenue After Tax – Company Share Table AT Reserves and Net Present Value by Property Table 2 APPENDIX 2 Proved Developed Producing Reserves Forecast of Production and Revenue Before Tax – Company Share Table 1 Reserves and Net Present Value by Property Table 2 APPENDIX 3 Summary of Reserve Estimates Summary of Reserve EstimatesReserve Estimates APPENDIX 4 Company Interest Data List of Interests and Burdens Interest

June 30, 2020 Sasol Canada 1600, 215 – 9th Avenue SW Calgary, Alberta T2P 1K3 Attention: Mr. Mathew Schraven, Asset Manager & Country President Reference: Sasol Canada Evaluation of Petroleum Reserves Supplied Prices and Costs Dear Sir: Pursuant to your request, we have prepared an evaluation of the proved petroleum reserves and the net present values of these reserves for the petroleum interests of Sasol Canada, hereinafter referred to as the "Company", as of June 30, 2020. The reserve estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. The future net revenues and net present values presented in this report were calculated using supplied prices and costs based on the average first-day-of-the-month petroleum product prices for the last 6 months of 2019 and the first 6 months of 2020 with no inflation of operating or capital costs and were presented in Canadian dollars. Most of the future net revenues and net present value estimates in this report are presented before income taxes, although future net revenues and net present value estimates were presented after income tax in selected tables in this summary report at the corporate level. The future net revenues presented in this report may not necessarily represent the fair market value of the reserves estimates. The properties evaluated in this report were indicated to include essentially all of the Company's petroleum interests in Canada. The principal natural gas properties are located in the Farrell Creek and Cypress A areas in the Province of British Columbia. The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. The location of the Company’s properties and a summary of the forecast production, net revenue and reserves distributions are presented graphically in the summary section. Tables summarizing the reserves, production and revenues for the various reserve classes are presented in Appendices 1 to 3. A summary of the Company’s interests and burdens in each property is presented in Appendix 4. Discussions of the assumptions and methodology employed to prepare the reserves estimates and future revenue forecasts are also contained in the "Evaluation Methodology" section. 2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6Tel: (403) 262-5506Fax: (403) 233-2744www.mcdan.com

Sasol Canada Supplied Prices and Costs Page 2 June 30, 2020 Detailed reserve estimates, future net revenue forecasts and other supporting data for each of the entities that were reviewed in detail were provided in the Detailed Property Report. Property discussions and a detailed description of the economic factors employed to derive the future net revenue forecasts were also included in the Detailed Property Report. In preparing this report, we relied upon factual information including ownership, technical well data, production, prices, revenues, operating costs, capital costs, contracts, and other relevant data from public sources as well as non-public data supplied by the Company. The extent and character of all factual information supplied by the Company were relied upon by us in preparing this report and has been accepted as represented without independent verification. We have relied upon representations made by the Company as to the completeness and accuracy of the data provided and that no material changes in the performance of the properties has occurred nor is expected to occur, from that which was projected in this report, between the date that the data was obtained for this evaluation and the date of this report, and that no new data has come to light that may result in a material change to the evaluation of the reserves presented in this report. The reserve estimates presented in this report were prepared on the basis of an overall evaluation of the reserves of the Company. Individual property reserves estimates may not reflect the same confidence level as required by the reserve definitions for the overall group of properties. Consequently, McDaniel & Associates reserves the right to re-assess the reserves estimates and future net revenues for any individual property or group of properties if considered in isolation. This report was prepared by McDaniel & Associates Consultants Ltd. for the exclusive use of Sasol Canada and is not to be reproduced, distributed or made available, in whole or in part, to any person, company or organization other than Sasol Canada without the knowledge and consent of McDaniel & Associates Consultants Ltd.

Sasol Canada Supplied Prices and Costs Page 3 June 30, 2020 We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the effective date of the evaluation and the date of this report were to vary significantly from that forecast, or if any data provided was found to be erroneous. Sincerely, McDANIEL & ASSOCIATES CONSULTANTS LTD. APEGA PERMIT NUMBER: P3145 Steven W. Carmichael, P. Eng. June 30, 2020 David G. Jenkinson, P. Geol. June 30, 2020 SWC/DGJ:jep [19-0275]

CERTIFICATE OF QUALIFICATION I, Steven W. Carmichael, Petroleum Engineer of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify: 1. That I am a Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Sasol Canada, the report entitled "Sasol Canada, Cypress and Farrell Creek Areas, Evaluation of Petroleum Reserves, Based on Supplied Prices and Costs, As of June 30, 2020", dated June 30, 2020, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145. 2. That I attended the University of Calgary in the years 1999 to 2003 and that I graduated with a Bachelor of Science degree in Mechanical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta; that I am a member of the Society of Petroleum Engineers and that I have in excess of 15 years of experience in oil and gas reservoir studies and evaluations. 3. That I have no direct or indirect interest in the properties or securities of Sasol Canada, nor do I expect to receive any direct or indirect interest in the properties or securities of Sasol Canada, or any affiliate thereof. 4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question. Calgary, Alberta Dated: June 30, 2020

CERTIFICATE OF QUALIFICATION I, David G. Jenkinson, Petroleum Geologist of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify: 1. That I am a Vice President for McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of Sasol Canada, the report entitled "Sasol Canada, Cypress and Farrell Creek Areas, Evaluation of Petroleum Reserves, Based on Supplied Prices and Costs, As of June 30, 2020", dated June 30, 2020, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145. 2. That I attended the University of Saskatchewan in the years 2000 to 2004, graduating with a Bachelor of Science degree in Geology; that I am a registered Professional Geologist with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 10 years of experience in oil and gas reservoir studies and evaluations. 3. That I have no direct or indirect interest in the properties or securities of Sasol Canada, nor do I expect to receive any direct or indirect interest in the properties or securities of Sasol Canada, or any affiliate thereof. 4. That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question. Calgary, Alberta Dated: June 30, 2020 pany Reserves and Net Pr Prices and Costs as of June 30, 2020 nd does not represent a value equivalenc 19-0275 2020-06-25 1:51:21 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADTotal Com Supplied Natural Gas (MMcf) Working Interest Volume Royalty Interest Volume Net Volume Condensate (Mbbl) Working Interest Volume Royalty Interest Volume Net Volume Natural Gas Liquids (Mbbl) (1) Working Interest Volume Royalty Interest Volume Net Volume Total (MBOE) (2) Working Interest Volume Royalty Interest Volume Net Volume Net Present Value Before Tax (M$) 0.0% 5.0% 10.0% 15.0% 20.0% $/BOE Before Tax (3) 0.0% 5.0% 10.0% 15.0% 20.0% Net Present Value After Tax (M$) 0.0% 5.0% 10.0% 15.0% 20.0% (1) Natural Gas Liquids volumes do not include Condensate. (2) Barrels of Oil Equivalent based on 6:1 for Natural Gas, 1:1 for Condensate and C5+, 1:1 for based on an energy equivalency conversion method primarily applicable at the burner tip a (3) NPV/BOE based on Company Share BOE reserves. Sasol Canada Total Company PDP 56,936.0 - 53,007.6 259.3 - 238.3 147.3 - 131.6 9,896.0 - 9,204.5 -183,513.1 -120,308.8 -86,029.2 -65,958.9 -53,345.1 -18.54 -12.16 -8.69 -6.67 -5.39 -183,513.1 -120,308.8 -86,029.2 -65,958.9 -53,345.1 Ethane,1:1 for Propane, 1:1 for Butanes Table A esent Value PNPPUDTP --56,936.0 -----53,007.6 --259.3 -----238.3 --147.3 -----131.6 --9,896.0 -----9,204.5 ---183,513.1 ---120,308.8 ---86,029.2 ---65,958.9 ---53,345.1 ---18.54 ---12.16 ---8.69 ---6.67 ---5.39 ---183,513.1 ---120,308.8 ---86,029.2 ---65,958.9 ---53,345.1 . BOE's may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is y at the wellhead.

 BRITISH COLUMBIA Vancouver 1:7,500,000 0 50 100 150 200 250 Kilometers Sasol Canada Property Location Map BC - sd - 20 20-05-04

mes Prices and Costs as of June 30, 2020 share interest as of the reference date. 19-0275 2020-06-25 1:51:19 PM NGL (bbl/day) Condensate (bbl/day) Crude Oil (bbl/day) BOE (MBOE/day) Natural Gas (MMcf/day) Prices:June SEC Eff. Date: June 30, 2020 Currency: CADCo Supplied 1,000 100 10 1 100 10 1 0.1 1,000 100 10 1 1,000 100 10 1 100 10 1 0.1 2015 2016 2017 2018 201920202021 Historical production data Sasol Canada mpany Share Sales Volu Total Reserves Total Company 2022 2023 2024 2025 2026 is estimated based on the company TP TP TP TP 2027 2028 2029 2030 2031 2032 2033 2034 PDP PDP PDP PDP No Crude Oil Forecast

Prices and Costs as of June 30, 2020 Company Share Revenue (M$) ure Net Revenue Before Tax (M$) 19-0275 2020-06-25 1:51:18 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CAD Supplied 40,000 36,000 32,000 28,000 24,000 20,000 16,000 12,000 8,000 4,000 0 2020 2021 2022 2023 2024 2025 2026 20 50,000 40,000 30,000 20,000 10,000 0 -10,000 -20,000 -30,000 -40,000 -50,000 2020 2021 2022 2023 2024 2025 2026 20 2,000 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 2020 2021 2022 2023 2024 2025 2026 202 Fut 50,000 40,000 30,000 20,000 10,000 0 -10,000 -20,000 -30,000 -40,000 -50,000 2020 2021 2022 2023 2024 2025 2026 20 Sasol Canada Cash Flow Summary Total Reserves Total Company 27 2028 2029 2030 2031 Net Operating Income (M$) 27 2028 2029 2030 2031 Total Capital (M$) 7 2028 2029 2030 2031 27 2028 2029 2030 2031 PDP TP 2032 2033 2034 2035 2036 2037 2038 2039 2032 2033 2034 2035 2036 2037 2038 2039 2032 2033 2034 2035 2036 2037 2038 2039 2032 2033 2034 2035 2036 2037 2038 2039

Prices and Costs as of June 30, 2020 es Distribution by Reserves Class duct % due to rounding. 19-0275 2020-06-25 1:51:19 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADReserves Dist Supplied Reserv Res (1) Distribution Sasol Canada ribution by Reserves Clas Total Reserves Total Company erves Distribution by Pro Total Proved Reserves percentages may not add up to 100 s and Product

Constant Product Pric (2) McDaniel & June 30, 2020 Crude Oil Prices West Texas Intermediate ($U.S./bbl Edmonton Light Crude ($Cdn./bbl) Natural Gas U.S. Henry Hub ($U.S./MMBtu) (1) AECO Spot ($Cdn./MMBtu) (1) Natural Gas Liquids (Edmonton Refe Propane Edmonton (2) Field Butane Edmonton (2) Natural Gasolines & Condensate Exchange Rate (1) $US/$CAN 1) Based on the average first-day-of-the-2) Based on average to benchmark price SC200602 Associates Consulta ) (1) (1) rence Price $Cdn./bbl) month price for the previous 12 m s. nts Ltd. e Schedule 47.37 54.94 2.08 1.82 18.33 29.17 58.51 0.746 onths.

SASOL CANADA CYPRESS AND FARRELL CREEK AREAS Evaluation of Petroleum Reserves Based on Supplied Prices and Costs As of June 30, 2020 Evaluation Methodology INTRODUCTION Estimates of the proved petroleum reserves and the associated net present values before income taxes and after income taxes attributable to the properties of the Company have been presented in this report as of June 30, 2020. Reserves estimates were prepared for two properties in which the Company was indicated to have an interest in Western Canada based on detailed studies of the reservoir and performance characteristics as well as historical revenues and costs. The basic information employed in the preparation of this report was obtained from the Company's files, public sources and from our own non-confidential files. A field inspection of the properties was not conducted in view of the generally accepted reliability of the data sources for Western Canadian properties. Detailed reserve estimates, future net revenue forecasts and other supporting data for each of the entities that were reviewed in detail were provided in the Detailed Property Report. Property discussions and a detailed description of the economic factors employed to derive the future net revenue forecasts were also included in the Detailed Property Report. The effective date of this report is June 30, 2020. The reserve estimates presented herein were based on the operating and economic conditions and development status as of that date except for changes planned for the immediate future or in the process of implementation. The reserve estimates and future net revenue forecasts have been prepared and presented in accordance with U.S. Securities Exchange Commission (SEC) standards. A brief review of the methodology employed in arriving at the reserves and net present value estimates is presented in this section. RESERVES ESTIMATES Natural Gas and Products The natural gas reserve estimates for non-associated gas and gas cap pools were based on a study of the volumetric data and performance characteristics of the individual wells and reservoirs in question. Volumetric estimates of the initial gas in-place were based on individual well petrophysical interpretations, geological studies of the pools and areas, and in some cases on published estimates. Material balance estimates of the initial gas in-place were employed where sufficient information was available for a reliable estimate. The reserves recoverable from the currently producing properties were estimated from studies of production performance characteristics and/or reservoir pressure histories. In those cases where indicative

Sasol Canada Supplied Prices and Costs Page 2 June 30, 2020 gas production decline and/or increasing oil-gas ratio and water-gas ratio trends were evident, the remaining reserves were determined by extrapolating these trends to economic limiting conditions. In cases of competitive drainage in multi-well pools the reserves were based on an analysis of the relevant factors relating to the future pool depletion by existing and possible future wells. The recovery factors for the non-producing properties were estimated from a consideration of test rates, reservoir pressures and by analogy with similar wells or reservoirs. The natural gas products reserve estimates for the producing properties were based on historical and anticipated future recoveries of these products from the natural gas reserves. The natural gas products recoveries from the non-producing natural gas reserves were estimated from gas analyses, well test information and from analogy with similar reservoirs. Natural gas products reserves were only assigned to non-producing properties in those cases where there was a likelihood that the gas production would be processed through existing facilities capable of extracting these products or where such a facility will be available in the near future. SEC RESERVES DEFINITIONS The proved reserves and net present values estimates presented in this report were prepared to comply with the United States Securities and Exchange Commission (SEC) reserves definitions. Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. (i) The area of the reservoir considered as proved includes: a.The area identified by drilling and limited by fluid contacts, if any, and b. Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data. (ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

Sasol Canada Supplied Prices and Costs Page 3 June 30, 2020 (iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty. (iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: a.Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and b. The project has been approved for development by all necessary parties and entities, including governmental entities. (v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered: (i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and (ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well. Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. (i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

Sasol Canada Supplied Prices and Costs Page 4 June 30, 2020 (ii)Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time. (iii)Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty. Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease. NET PRESENT VALUE ESTIMATES The net present values of the petroleum reserves were obtained by employing future production and revenue analyses. The future natural gas production was also predicated on the anticipated performance characteristics of the individual wells and reservoirs in question with an allowance for any gas sales contract or gas processing facility restrictions. In those areas where shut-in natural gas reserves exist, the commencement of production was based on the proximity to a pipeline connection and the relevant factors relating to the future marketing of the reserves. The natural gas products production forecasts were based on the anticipated recoveries of these products from the produced natural gas. The indicated natural gas prices with an adjustment for the heating value of the gas were employed to calculate the Company’s share of future natural gas revenues. The indicated reference natural gas products prices with adjustments to reflect historical price differentials realized by the Company in each respective property were employed to calculate the Company’s share of future natural gas products revenues. Royalties and mineral taxes payable to the Crown were estimated based on the methods in effect as of June 30, 2020. Freehold and overriding royalties payable to others were estimated based on the indicated applicable rates. In those cases where a proportionate share of the natural gas gathering and processing charges were indicated to be payable by the Crown or royalties owned by others, these charges have been deducted in determining the net royalties payable. In all cases, estimates of the applicable capital expenditures and operating costs with no allowance for inflation were deducted in arriving at the Company's share of future net revenues. An allowance for future abandonment, decommissioning and reclamation (ADR) costs were included in this report. ADR costs include but are not limited to items such as: producing wells, suspended wells, service wells, gathering

Sasol Canada Supplied Prices and Costs Page 5 June 30, 2020 systems, facilities, and surface land development. These costs and their respective timing have been supplied and represented by the Company and incorporated into this report without review. The ADR costs were included for all Company properties. The net present values were then obtained by employing 5, 10, 15 and 20 percent nominal annual discount rates compounded monthly. The Company's share of remaining reserves and net present values are presented on a total Company basis in the summary section of this report. Most of the future net revenues and net present values estimated in this report are presented before income taxes. Future net revenues and net present values are presented after income tax in selected tables at the corporate level. The estimates of future income taxes were based on our understanding of current Canadian Oil and Gas tax calculations; however, income tax experts should be consulted before relying on any of the income tax estimates presented in this report. Summaries of the Company's share of remaining reserves together with forecast future revenues, royalties, taxes, operating and capital costs, abandonments, decommissioning and reclamation costs, future net revenue, and net present values are presented in detailed tabulations for each reserves category in Appendices 1 to 3.

Prices and Costs as of June 30, 2020 M$ Mbbl $/bbl M$ M$ M$ BOE/d Royalty Tax Surch. Pymts. Op. Drilling & Compl. Equip. & Facility me 19-0275 2020-06-25 1:51:19 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Forecast of Producti Supplied Crude OilNatural Gas WI & RI SalesSalesWI & RI Sales WIVolume PriceRevenueVolume PriceR YearWells Mbbl$/bblM$MMcf$/Mcf 2020 (6) 77.0 - - - 6533.5 2.03 2021 77.0 - - - 11357.2 2.03 2022 77.0 - - - 9789.9 2.03 2023 76.5 - - - 8579.0 2.03 2024 75.0 - - - 7621.5 2.03 2025 74.0 - - - 6729.6 2.03 2026 71.0 - - - 5013.1 2.03 2027 23.0 - - - 1312.2 2.02 2028 - - - - - - 2029 - - - - - - 2030 - - - - - - 2031 - - - - - - 2032 - - - - - - 2033 - - - - - - 2034 - - - - - - Rem. - - - - - - Total - - - - 56936.0 2.03 Crown RoyaltiesFreehold Royalt Unadj.RoyaltyAdj.Unadj.Royalty RoyaltyAdj.RoyaltyRoyaltyAdj. YearM$ M$ M$M$ M$ 2020 (6) 1294.0 944.9 349.0 - - 2021 2022.0 1441.1 580.9 - - 2022 1605.1 1117.2 487.9 - - 2023 1332.4 910.7 421.8 - - 2024 1133.8 762.6 371.2 - - 2025 969.0 643.4 325.5 - - 2026 743.4 498.8 244.6 - - 2027 270.3 201.2 69.1 - - 2028 - - - - - 2029 - - - - - 2030 - - - - - 2031 - - - - - 2032 - - - - - 2033 - - - - - 2034 - - - - - Rem. - - - - - Total 9370.1 6519.9 2850.1 - - ADRNet Operating CostsCostsInco Year M$ $/BOE M$ M$ 2020 (6) 17802.4 15.49 767.9 - 2021 38465.9 19.41 607.2 -1 2022 35467.9 20.87 11.4 -1 2023 30734.4 20.68 - -1 2024 22682.6 17.20 - - 2025 21812.1 18.75 - - 2026 19102.5 22.03 - - 2027 11976.8 52.04 - - 2028 9223.0 - 1335.0 -1 2029 3832.5 - 2548.6 - 2030 3832.5 - 4854.4 - 2031 3832.5 - 4854.4 - 2032 3528.0 - 4854.4 - 2033 - - 4854.4 - 2034 - - 17129.6 -1 Rem. - - 46757.9 -4 Total 222293.2 - 88574.9 -17 Product Natural Gas (MMcf) Condensate (Mbbl) Natural Gas Liquids (Mbbl) Total (MBOE) @ 0.0%@ 5 -183,513.1-120, RLI 4.06 yrs Remaining Life 7.5 yrs Price Schedule SC200602 Sasol Canada on and Revenue Before T Total Proved Reserves Total Company Condensate SalesWI & RISalesS evenueVolumePriceRev M$Mbbl$/bbl 13268.642.255.58 23065.158.255.58 19882.442.755.58 17423.134.455.58 15478.528.955.58 13666.624.855.58 10173.719.355.58 2648.68.855.58 ------------------------115606.5259.355.581 iesOverriding Royalt Adj.Unadj.Royalty RoyaltyRoyaltyAdj. M$M$ M$ ---------------------------------------------------Capital Co M$M$ 2576.3-562 2130.9-1183 2682.2-1065 0934.8-946 5185.0-828 6408.1-710 7601.8-336 8804.4-119 0558.0-6381.1-8686.9-8686.9-8382.4-4854.4-7129.6-6757.9-7760.5-5752 Remaining Gross LeaseW.I. 113,871.956,936. 518.7259. 294.6147. 19,791.99,896. Net Present Value Before Tax - M$ .0%@ 10.0%@ 15 308.8-86,029.2-65,9 Table 1 ax - Company Share Natural Gas LiquidsSulphur Company alesWI & RI SalesSales& OtherShare enueVolume PriceRevenue Revenue Revenue 2345.818.1 40.28728.6-16343.06280 3237.630.3 40.301220.6-27523.25429 2374.925.5 40.331027.7-23285.04657 1909.622.0 40.33888.7-20221.34072 1608.619.4 40.33781.8-17868.83603 1377.317.0 40.35685.8-15729.63187 1071.812.4 40.27499.8-11745.32376 489.42.6 39.40103.6-3241.6630 --------------------------------------------------------4414.9147.3 40.305936.4-135957.8-ies Adj.MineralSask. Cap. Total Royalties & Taxes NPI M$ M$M$M$%M$ ---349.02.1----580.92.1----487.92.1----421.82.1----371.22.1----325.52.1----244.62.1----69.12.1----------------------------------------------------2850.12.1-stsFuture Net Revenue Before Tax TotalNPV CapitalAnnualCum.@10.0% M$M$M$ M$ .5562.5-3138.8-3138.8-3054.5 .51183.5-13314.4-16453.2-12140.0 .21065.2-13747.4-30200.6-11395.1 .8946.8-11881.6-42082.2-8955.2 .5828.5-6013.5-48095.7-4128.6 .1710.1-7118.2-55213.9-4437.5 .2336.2-7938.0-63152.0-4488.6 .8119.8-8924.1-72076.1-4583.3 ---10558.0-82634.0-4954.8 ---6381.1-89015.1-2755.1 ---8686.9-97702.0-3433.3 ---8686.9-106388.9-3121.2 ---8382.4-114771.3-2740.4 ---4854.4-119625.7-1468.9 ---17129.6-136755.2-4712.2 ---46757.9-183513.1-9660.5 .65752.6-183513.1--86029.2 Reserves R.I.Net 0-53,007.6 3-238.3 3-131.6 0-9,204.5 .0%@ 20.0% 58.9-53,345.1

Prices and Costs as of June 30, 2020 $ M$ M$ 349.0 - - - - - - - 18570.2 39073.1 35479.3 30734.4 22682.6 21812.1 19102.5 18919.3 -2576.3 -12130.9 -12682.2 -10934.8 -5185.0 -6408.1 -7601.8 282935.1 147658.9 105840.6 76241.4 55142.8 40251.5 29562.4 1463840.0 1749351.4 1909141.1 2027663.9 2114840.2 2175168.0 2221827.6 - - - - - - - - - - - - - - 580.9 39654.1 487.9 35967.2 421.8 31156.2 371.2 23053.8 325.5 22137.7 244.6 19347.1 850.1 - 310868.2 313718.3 -177760.5 832482.9 - - me Tax Rate Tax Payable 19-0275 2020-06-25 1:51:20 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADForecast of Supplied Capital Cost AllowanceCdn. Oil & InitialExpenseInitial BalanceAdditionsClaimBalance YearM$M$M$M$ 2020 (6)92613.8562.518381.072174.6 202174795.31183.514379.864957.2 202261599.01065.211246.158461.4 202351418.2946.88856.052615.3 202443509.0828.56920.747353.8 202537416.7710.15549.042618.4 202632577.8336.24418.238356.6 202728495.8119.83507.934520.9 202825107.6-2787.731068.8 202922319.9-2240.327961.9 203020079.6-1822.925165.7 203118256.8-1503.322649.2 203216753.4-1257.520384.2 203315495.9-1067.318345.8 203414428.6-919.116511.2 Rem.-3738.0 Total5752.688594.9 Revenue Cro WI SalesRoyaltyOtherTotalRoya RevenueRevenueRevenueRevenuePaya YearM$M$M$M$M 2020 (6)16343.0--16343.0 202127523.2--27523.2 202223285.0--23285.0 202320221.3--20221.3 202417868.8--17868.8 202515729.6--15729.6 202611745.3--11745.3 20273241.6--3241.6 2028----2029----2030----2031----2032----2033----2034----Rem.----Total135957.8--135957.82 Federal Taxable Income Tax RateTax PayableTaxable Inco YearM$%M$M$ 2020 (6)---2021---2022---2023---2024---2025---2026---2027---2028---2029---2030---2031---2032---2033---2034---Rem.---Total---Before Tax Cash Flow-After Tax Cash Flow-Sasol Canada Revenue After Tax - Com Total Proved Reserves Total Company Gas Property Expense Expense CEE AdditionsClaimClaim M$M$M$ -7217.576217.5 -6495.7--5846.1--5261.5--4735.4--4261.8--3835.7--3452.1--3106.9--2796.2--2516.6--2264.9--2038.4--1834.6--1651.1--6962.8--64277.376217.5 Royalties & Expenses wn Other Op. Costs, T lty Royalty ADR Costs Roya ble Payable & Taxes Exp 69.1 - 11976.8 12 --10558.010 --6381.16 --8686.98 --8686.98 --8382.48 --4854.44 --17129.617 --46757.946 Provincial %M$ - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Net Prese @0.0%@5.0% 183513.1 -120308.8 - 183513.1 -120308.8 - Table AT pany Share Canadian Development Expense InitialExpenseFEDETax Pool BalanceAdditionsClaimClaimClaims M$M$M$M$M$ 603730.4-181119.1-282935.1 422611.3-126783.4-147658.9 295827.9-88748.4-105840.6 207079.5-62123.9-76241.4 144955.7-43486.7-55142.8 101469.0-30440.7-40251.5 71028.3-21308.5-29562.4 49719.8-14915.9-21876.0 34803.9-10441.2-16335.7 24362.7-7308.8-12345.3 17053.9-5116.2-9455.6 11937.7-3581.3-7349.6 8356.4-2506.9-5802.9 5849.5-1754.8-4656.8 4094.6-1228.4-3798.6 -2529.0-13229.9 -603393.2-832482.9 TaxableDeductions otal Income Non-capital Tax lties & Before Tax Pool Loss Carry-Loss Taxable enses Deductions Claims forward Claim Income M$ M$ M$ M$ M$ M$ 045.9-8804.421876.0 2258991.8--558.0-10558.016335.7 2289672.1--381.1-6381.112345.3 2316565.8--686.9-8686.99455.6 2335292.1--686.9-8686.97349.6 2353434.6--382.4-8382.45802.9 2369471.1--854.4-4854.44656.8 2383656.4--129.6-17129.63798.6 2393167.5--757.9-46757.913229.9--Cash Flow Total TaxNPV BTCFPayableATCFCum. ATCF@ 10.00 % M$M$M$M$M$ -3138.8--3138.8-3138.8-3054.5 -13314.4--13314.4-16453.2-12140.0 -13747.4--13747.4-30200.6-11395.1 -11881.6--11881.6-42082.2-8955.2 -6013.5--6013.5-48095.7-4128.6 -7118.2--7118.2-55213.9-4437.5 -7938.0--7938.0-63152.0-4488.6 -8924.1--8924.1-72076.1-4583.3 -10558.0--10558.0-82634.0-4954.8 -6381.1--6381.1-89015.1-2755.1 -8686.9--8686.9-97702.0-3433.3 -8686.9--8686.9-106388.9-3121.2 -8382.4--8382.4-114771.3-2740.4 -4854.4--4854.4-119625.7-1468.9 -17129.6--17129.6-136755.2-4712.2 -46757.9--46757.9-183513.1-9660.5 -183513.1--183513.1-86029.2 nt Value - M$ @10.0% @15.0% @20.0% 86029.2 -65958.9 -53345.1 86029.2 -65958.9 -53345.1

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:21 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Reserves Supplied CompanyReserve Area and Property Interest % Zones Class Canada British Columbia Corporate Sasol PSMP Management OverheadW-50.000NRA PSMP Unutilized TransportW-50.000NRA Subtotal Subtotal Subtotal Corporate Sasol Cypress A Cypress A Not On Production 200/A-094-E/094-B-08/0 W-50.000 MONT G1 NRA 200/D-049-F/094-B-08/0 W-50.000 MONT NRA 200/C-065-F/094-B-08/0 W-50.000 MONT NRA 200/C-060-G/094-B-08/0 W-50.000 MONT NRA 200/C-046-K/094-B-08/0 W-50.000 MONT A1 NRA 202/C-046-K/094-B-08/0 W-50.000 MONT D1 NRA 200/D-047-K/094-B-08/0 W-50.000 MONT F1 NRA 200/C-067-K/094-B-08/0 W-50.000 MONT NRA 200/C-006-L/094-B-08/0 W-50.000 MONT NRA 200/C-023-L/094-B-08/0W-50.000MONTNRA SXMTH 202/C-023-L/094-B-08/0 W-50.000 MONT B1 NRA 203/C-023-L/094-B-08/0 W-50.000 MONT G1 NRA 200/D-023-L/094-B-08/0 W-50.000 MONT B1 NRA 200/C-044-L/094-B-08/0 W-50.000 MONT F1 NRA Cypress A HZ NRA Wells W-50.000 MONT NRA Cypress A Vert NRA Wells W-50.000 MONT NRA Subtotal Not On Production On Production 200/B-093-E/094-B-08/0W-50.000MONTPDP BASAL 202/B-093-E/094-B-08/0 W-50.000 MONT B1 PDP 202/A-094-E/094-B-08/0 W-50.000 MONT A1 PDP 200/A-015-F/094-B-08/0 W-50.000 MONT B1 PDP 202/A-015-F/094-B-08/0 W-50.000 MONT G1 PDP 203/A-015-F/094-B-08/0 W-50.000 MONT A1 PDP 204/A-015-F/094-B-08/0 W-50.000 MONT A1 PDP 200/C-039-F/094-B-08/0W-50.000MONTPDP BASAL 200/B-070-F/094-B-08/0W-50.000MONTPDP SXMTH 200/A-076-F/094-B-08/0 W-50.000 MONT A1 PDP 202/A-076-F/094-B-08/0 W-50.000 MONT A1 PDP 200/B-076-F/094-B-08/2 W-50.000 MONT B1 PDP 202/B-076-F/094-B-08/0 W-50.000 MONT A1 PDP 200/A-038-K/094-B-08/0 W-50.000 MONT F1 PDP 202/A-038-K/094-B-08/0 W-50.000 MONT B1 PDP 203/A-038-K/094-B-08/0 W-50.000 MONT F1 PDP 204/A-038-K/094-B-08/0 W-50.000 MONT A1 PDP Subtotal On Production Cypress A - ADR W-50.000 NRA Cypress A - Maint CAPEX W-50.000 NRA Cypress A - OPEX Adjust(DEL) W-50.000 NRA Subtotal Subtotal Cypress A Subtotal Cypress A Farrell Creek Farrell Creek East Not On Production 100/04-33-083-24W6/0 W-50.000 MONT NRA 100/16-36-083-25W6/0 W-50.000 MONT NRA 100/16-01-084-25W6/0 W-50.000 MONT A1 NRA 100/07-27-084-25W6/0 W-50.000 MONT B1 NRA 100/14-34-084-25W6/0 W-50.000 MONT NRA 102/06-10-085-25W6/0W-50.000MONTNRA FC East Vert NRA WellsW-50.000MONTNRA Subtotal Not On Production On Production 100/09-09-083-25W6/0 W-50.000 MONT F1 PDP 100/16-09-083-25W6/0 W-50.000 MONT A1 PDP 100/16-05-084-24W6/0 W-50.000 MONT F1 PDP 100/13-06-084-24W6/0 W-50.000 MONT A1 PDP 100/05-07-084-24W6/0 W-50.000 MONT A1 PDP 100/06-07-084-24W6/0 W-50.000 MONT B1 PDP 102/16-01-084-25W6/0 W-50.000 MONT A1 PDP Sasol Canada and Net Present Value by Total Proved Reserves Total Company Company WI & RI Res OilGasCo MbblMMcfM ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- -223.7 -365.0 -175.0 -390.4 -513.0 -633.2 -664.7 -1141.7 -308.5 -768.8 -341.3 -500.9 -559.5 -716.0 -1426.0 -504.5 -697.6 -9929.9 ---- ---- -9929.9 -9929.9 ---- ---- ---- ---- -261.4 -326.1 -90.9 -57.3 -79.2 -260.3 -270.7 Table 2 Property nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% ---45730.0-37433.0-31339.6-26759.5 ---68892.6-55998.1-47231.1-40992.2 ---114622.6-93431.1-78570.7-67751.7 ---114622.6-93431.1-78570.7-67751.7 ---114622.6-93431.1-78570.7-67751.7 ------------------------------------------------------------------------------------------------------0.0-67.460.855.450.9 0.0-104.594.586.479.6 0.0-58.854.450.747.6 0.0-131.2119.6109.9101.9 0.0-165.8151.2139.1129.0 0.0-192.5174.9160.4148.4 0.0-211.7192.3176.4163.2 0.1-443.7404.9373.0346.5 0.0-87.278.771.866.0 0.0-226.0203.2184.7169.4 0.0-100.891.183.276.7 0.0-145.2131.2119.7110.1 0.0-165.3149.8137.1126.5 0.0-222.5201.3184.0169.7 0.1-469.3421.8383.4351.8 0.0-154.4140.2128.6119.0 0.0-206.3186.4170.1156.6 0.5-3152.62856.32614.02412.9 ---17952.3-8707.9-4435.6-2365.1 ---833.7-741.6-668.0-608.1 ---------18786.0-9449.5-5103.6-2973.2 0.5--15633.4-6593.2-2489.5-560.2 0.5--15633.4-6593.2-2489.5-560.2 ------------------------------------------------1.82.1133.3121.3111.4103.1 2.22.6160.2145.5133.3123.2 0.60.765.961.257.353.9 0.40.525.023.622.421.4 0.50.642.039.036.534.4 1.82.1138.4126.2116.1107.7 1.82.2132.6121.0111.4103.3

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:21 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Reserves Supplied CompanyReserve Area and Property Interest % Zones Class 100/06-02-084-25W6/0 W-50.000 MONT A1 PDP 100/11-02-084-25W6/3 W-50.000 MONT G1 PDP 102/11-02-084-25W6/0W-50.000MONTPDP BASAL 100/14-02-084-25W6/0 W-50.000 MONT B1 PDP 100/15-02-084-25W6/0 W-50.000 MONT A1 PDP 100/16-02-084-25W6/0 W-50.000 MONT A1 PDP 102/16-02-084-25W6/0 W-50.000 MONT B1 PDP 100/01-34-084-25W6/0 W-50.000 MONT D1 PDP 102/14-34-084-25W6/0 W-50.000 MONT B1 PDP 100/15-34-084-25W6/0 W-50.000 MONT A1 PDP 100/16-34-084-25W6/0 W-50.000 MONT A1 PDP 100/04-35-084-25W6/0 W-50.000 MONT H1 PDP 102/04-35-084-25W6/0 W-50.000 MONT B1 PDP Subtotal On Production Subtotal Farrell Creek East Farrell Creek Transition Not On Production 100/12-17-083-25W6/3 W-50.000 MONT B1 NRA 102/12-17-083-25W6/0 W-50.000 MONT G1 NRA 100/16-17-083-25W6/0 W-50.000 MONT NRA 100/11-18-083-25W6/3 W-50.000 MONT G1 NRA 102/12-18-083-25W6/0 W-50.000 MONT B1 NRA 100/01-23-083-25W6/0 W-50.000 MONT G1 NRA 100/02-23-083-25W6/0 W-50.000 MONT A1 NRA 100/03-23-083-25W6/0 W-50.000 MONT G1 NRA 104/01-28-083-25W6/0 W-50.000 MONT F1 NRA 100/02-29-083-25W6/0 W-50.000 MONT A1 NRA 100/10-30-083-25W6/0 W-50.000 MONT G1 NRA 100/08-13-083-26W6/0 W-50.000 MONT A1 NRA 100/07-25-083-26W6/0 W-50.000 MONT F1 NRA 200/A-078-L/094-A-04/0 W-50.000 MONT A1 NRA FC Trans HZ NRA Wells W-50.000 MONT NRA FC Trans Vert NRA Wells W-50.000 MONT NRA Subtotal Not On Production On Production 100/12-18-083-25W6/0 W-50.000 MONT A1 PDP 103/12-18-083-25W6/0 W-50.000 MONT F1 PDP 100/07-20-083-25W6/0 W-50.000 MONT A1 PDP 100/14-20-083-25W6/2 W-50.000 MONT A1 PDP 100/01-26-083-25W6/0 W-50.000 MONT A1 PDP 102/01-26-083-25W6/0 W-50.000 MONT H1 PDP 100/05-26-083-25W6/0 W-50.000 MONT A1 PDP 102/05-26-083-25W6/0W-50.000MONTPDP BASAL 100/13-26-083-25W6/0 W-50.000 MONT B1 PDP 102/13-26-083-25W6/0 W-50.000 MONT A1 PDP 100/16-27-083-25W6/0 W-50.000 MONT C1 PDP 102/16-27-083-25W6/0 W-50.000 MONT A1 PDP 100/01-28-083-25W6/0 W-50.000 MONT D1 PDP 102/01-28-083-25W6/0 W-50.000 MONT A1 PDP 103/01-28-083-25W6/0 W-50.000 MONT H1 PDP 100/02-28-083-25W6/2 W-50.000 MONT H1 PDP 102/02-28-083-25W6/0 W-50.000 MONT A1 PDP 102/02-29-083-25W6/0 W-50.000 MONT G1 PDP 100/06-30-083-25W6/0 W-50.000 MONT A1 PDP 100/11-30-083-25W6/0 W-50.000 MONT A1 PDP 102/11-30-083-25W6/0 W-50.000 MONT G1 PDP 100/12-31-083-25W6/0 W-50.000 MONT A1 PDP 102/12-31-083-25W6/0 W-50.000 MONT F1 PDP 100/13-31-083-25W6/0 W-50.000 MONT A1 PDP 102/13-31-083-25W6/0 W-50.000 MONT F1 PDP 100/14-31-083-25W6/2 W-50.000 MONT F1 PDP 100/14-32-083-25W6/0 W-50.000 MONT A1 PDP 102/14-32-083-25W6/0 W-50.000 MONT H1 PDP 100/15-32-083-25W6/0 W-50.000 MONT G1 PDP 100/16-32-083-25W6/0 W-50.000 MONT G1 PDP 102/16-32-083-25W6/0 W-50.000 MONT A1 PDP 100/13-33-083-25W6/0 W-50.000 MONT H1 PDP 102/13-33-083-25W6/0 W-50.000 MONT B1 PDP 103/13-33-083-25W6/0 W-50.000 MONT A1 PDP 100/16-33-083-25W6/0 W-50.000 MONT H1 PDP 102/16-33-083-25W6/0 W-50.000 MONT A1 PDP 100/09-34-083-25W6/0 W-50.000 MONT A1 PDP 102/09-34-083-25W6/2 W-50.000 MONT H1 PDP 100/15-34-083-25W6/0W-50.000MONTPDP SXMTH 100/16-34-083-25W6/0 W-50.000 MONT G1 PDP 102/16-34-083-25W6/0 W-50.000 MONT B1 PDP 103/16-34-083-25W6/0 W-50.000 MONT A1 PDP 100/13-35-083-25W6/0 W-50.000 MONT G1 PDP 102/13-35-083-25W6/0 W-50.000 MONT B1 PDP 100/09-13-083-26W6/0 W-50.000 MONT B1 PDP Subtotal On Production Subtotal Farrell Creek Transition Sasol Canada and Net Present Value by Total Proved Reserves Total Company Company WI & RI Res OilGasCo MbblMMcfM -208.1 -389.6 -143.5 -168.7 -300.8 -296.7 -79.1 -377.6 -1059.9 -1242.8 -1171.6 -118.2 -172.4 -7074.9 -7074.9 ---- ---- ---- ---- ---- ---- ---- ---- ---355.8 -89.8 -37.6 -453.3 -221.5 -144.1 -166.2 -129.7 -441.4 -177.9 -828.2 -206.5 -281.4 -139.2 -218.3 -170.2 -230.2 -185.0 -37.5 -285.7 -259.1 -198.4 -225.0 -256.6 -248.7 -60.1 -177.3 -260.9 -179.2 -93.3 -314.2 -219.7 -224.7 -349.3 -198.7 -116.6 -115.9 -249.7 -227.6 -130.8 -200.0 -240.9 -227.0 -186.5 -391.4 -10150.6 -10150.6 Table 2 Property nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% 1.41.7108.699.291.484.8 2.63.2199.5181.6166.7154.2 1.01.270.964.559.254.7 1.11.491.383.577.171.7 2.02.4152.3138.8127.6118.2 2.02.4152.7139.2127.9118.5 0.50.637.734.832.430.4 2.53.1197.8180.6166.3154.2 41.18.61824.21688.21575.11479.8 50.010.12199.92035.81899.51784.6 63.79.52479.02297.82146.92019.4 0.81.067.962.357.653.7 1.21.493.085.078.372.6 179.157.38372.17729.07194.46743.8 179.157.38372.17729.07194.46743.8 ------------------------------------------------------------------------------------------------------1.81.7130.7119.1109.6101.5 0.40.431.929.126.924.9 0.20.29.99.49.18.7 2.22.1172.8157.4144.7134.0 1.11.076.569.864.359.6 0.70.750.446.142.539.4 0.80.861.656.251.747.9 0.60.648.344.040.437.4 2.22.1168.3153.8141.7131.6 0.90.876.270.064.960.5 4.13.9346.1313.1286.2263.8 1.01.078.171.265.560.7 1.41.3103.494.386.780.3 0.70.754.049.245.342.0 1.11.081.674.468.463.3 0.80.863.057.452.848.9 1.11.182.775.369.264.0 0.90.966.961.156.252.1 0.20.214.714.113.613.1 1.41.4134.7124.5115.9108.6 1.31.295.186.679.673.8 1.00.975.568.763.158.4 1.11.184.176.870.765.6 1.31.2153.8139.7128.0118.3 1.21.293.385.178.272.4 0.30.321.720.519.418.4 0.90.863.858.253.549.5 1.31.296.187.680.674.7 0.90.866.460.555.751.6 0.50.433.430.628.326.3 1.51.5119.0108.599.892.5 1.11.083.475.969.764.5 1.11.182.575.770.065.2 1.71.7129.8118.5109.0101.1 1.00.973.066.661.256.7 0.60.641.737.934.932.3 0.60.542.638.835.733.1 1.21.289.481.675.169.7 1.11.185.778.272.066.7 0.60.649.645.341.738.7 1.00.974.868.463.058.6 1.21.191.183.176.570.9 1.11.186.579.172.967.6 0.90.971.865.660.456.1 1.91.9213.4194.2178.3165.0 49.948.03969.63621.53332.83090.3 49.948.03969.63621.53332.83090.3

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:21 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Reserves Supplied CompanyReserve Area and Property Interest % Zones Class Farrell Creek West Not On Production 202/B-058-L/094-A-04/0 W-50.000 MONT NRA 203/A-079-L/094-A-04/0W-50.000MONTNRA BASAL 205/A-079-L/094-A-04/0W-50.000MONTNRA BASAL 200/B-015-I/094-B-01/0 W-50.000 MONT NRA 202/B-053-I/094-B-01/0 W-50.000 MONT D1 NRA 202/D-065-I/094-B-01/0 W-50.000 MONT A1 NRA 200/B-071-I/094-B-01/0 W-50.000 MONT A1 NRA 206/B-071-I/094-B-01/0 W-50.000 MONT G1 NRA 200/C-072-I/094-B-01/0 W-50.000 MONT A1 NRA 200/A-075-I/094-B-01/0 W-50.000 MONT B1 NRA 202/B-077-I/094-B-01/2 W-50.000 MONT A1 NRA 202/A-078-I/094-B-01/0 W-50.000 MONT F1 NRA 200/D-082-I/094-B-01/0 W-50.000 MONT NRA 200/D-083-I/094-B-01/0 W-50.000 MONT NRA 200/C-087-I/094-B-01/0 W-50.000 MONT NRA 200/D-087-I/094-B-01/0 W-50.000 MONT NRA 200/A-092-I/094-B-01/0 W-50.000 MONT NRA 200/A-094-I/094-B-01/0 W-50.000 MONT NRA 200/C-097-I/094-B-01/0 W-50.000 MONT A1 NRA 200/D-097-I/094-B-01/0 W-50.000 MONT B1 NRA 200/C-075-J/094-B-01/0 W-50.000 MONT NRA 203/C-003-A/094-B-08/0W-50.000MONTNRA BASAL 203/D-003-A/094-B-08/0W-50.000MONTNRA BASAL 200/D-004-A/094-B-08/0W-50.000MONTNRA BASAL 202/D-004-A/094-B-08/0 W-50.000 MONT H1 NRA 202/C-005-A/094-B-08/0 W-50.000 MONT H1 NRA 200/D-005-A/094-B-08/0W-50.000MONTNRA BASAL 200/C-006-A/094-B-08/0 W-50.000 MONT A1 NRA 204/D-006-A/094-B-08/0 W-50.000 MONT H1 NRA 200/B-007-A/094-B-08/0 W-50.000 MONT A1 NRA FC West HZ NRA Wells W-50.000 MONT NRA FC West Vert NRA Wells W-50.000 MONT NRA Subtotal Not On Production On Production 200/A-079-L/094-A-04/0W-50.000MONTPDP BASAL 202/A-079-L/094-A-04/0 W-50.000 MONT H1 PDP 204/A-079-L/094-A-04/0 W-50.000 MONT G1 PDP 206/A-079-L/094-A-04/0 W-50.000 MONT H1 PDP 200/A-080-L/094-A-04/0W-50.000MONTPDP SXMTH 202/A-080-L/094-A-04/0 W-50.000 MONT B1 PDP 203/A-080-L/094-A-04/0 W-50.000 MONT A1 PDP 200/B-080-L/094-A-04/0W-50.000MONTPDP BASAL 202/B-080-L/094-A-04/0 W-50.000 MONT B1 PDP 200/A-051-I/094-B-01/0 W-50.000 MONT B1 PDP 200/B-051-I/094-B-01/0 W-50.000 MONT H1 PDP 202/B-051-I/094-B-01/0 W-50.000 MONT A1 PDP 200/D-051-I/094-B-01/0 W-50.000 MONT B1 PDP 200/A-052-I/094-B-01/0 W-50.000 MONT D1 PDP 202/A-052-I/094-B-01/0W-50.000MONTPDP SXMTH 203/A-052-I/094-B-01/0 W-50.000 MONT F1 PDP 200/B-052-I/094-B-01/3 W-50.000 MONT H1 PDP 202/B-052-I/094-B-01/0 W-50.000 MONT F1 PDP 200/A-053-I/094-B-01/0 W-50.000 MONT F1 PDP 202/A-053-I/094-B-01/0 W-50.000 MONT H1 PDP 200/B-053-I/094-B-01/0 W-50.000 MONT H1 PDP 203/B-053-I/094-B-01/0 W-50.000 MONT F1 PDP 200/D-053-I/094-B-01/0 W-50.000 MONT H1 PDP 200/A-054-I/094-B-01/0 W-50.000 MONT H1 PDP 202/A-054-I/094-B-01/0 W-50.000 MONT F1 PDP 200/C-063-I/094-B-01/0 W-50.000 MONT C1 PDP 202/C-063-I/094-B-01/0 W-50.000 MONT B1 PDP 200/A-064-I/094-B-01/0 W-50.000 MONT D1 PDP 200/C-065-I/094-B-01/0 W-50.000 MONT A1 PDP 200/D-065-I/094-B-01/0 W-50.000 MONT B1 PDP 202/B-071-I/094-B-01/2 W-50.000 MONT F1 PDP 203/B-071-I/094-B-01/0 W-50.000 MONT A1 PDP 204/B-071-I/094-B-01/0 W-50.000 MONT G1 PDP 205/B-071-I/094-B-01/0 W-50.000 MONT A1 PDP 207/B-071-I/094-B-01/0 W-50.000 MONT H1 PDP 200/A-072-I/094-B-01/0 W-50.000 MONT H1 PDP 202/A-072-I/094-B-01/0 W-50.000 MONT B1 PDP 200/A-073-I/094-B-01/0 W-50.000 MONT H1 PDP 202/A-073-I/094-B-01/2 W-50.000 MONT A1 PDP 200/B-073-I/094-B-01/0W-50.000MONTPDP SXMTH 202/B-073-I/094-B-01/0 W-50.000 MONT A1 PDP 200/C-074-I/094-B-01/0 W-50.000 MONT B1 PDP Sasol Canada and Net Present Value by Total Proved Reserves Total Company Company WI & RI Res OilGasCo MbblMMcfM ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---119.7 -287.5 -120.7 -405.3 -320.5 -498.6 -250.4 -160.2 -138.3 -486.5 -287.7 -218.2 -537.3 -224.7 -273.7 -536.2 -391.9 -259.5 -137.2 -485.7 -353.3 -536.5 -165.4 -161.3 -326.3 -341.0 -570.6 -582.4 -591.2 -539.2 -274.8 -85.6 -135.4 -536.3 -416.6 -416.6 -634.3 -274.9 -948.8 -373.9 -142.3 -389.4 Table 2 Property nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------0.10.230.828.426.524.8 0.30.482.575.669.764.8 0.10.249.445.442.039.2 0.40.6124.6113.3104.096.2 0.30.5105.795.486.979.9 0.50.7154.5140.6129.0119.3 0.30.472.666.561.457.1 0.20.245.041.438.335.7 0.10.249.945.742.239.3 0.50.7151.6138.1126.9117.5 0.30.484.877.471.266.1 0.20.357.653.249.646.4 0.50.8170.5154.9142.0131.3 0.20.365.860.155.451.4 0.30.480.373.868.363.7 0.50.8165.9151.4139.3129.2 0.40.6118.5108.299.692.4 0.30.487.880.073.668.1 0.10.254.851.047.845.1 0.50.7150.7137.1125.7116.3 0.40.5177.7162.1149.1138.3 0.50.8165.2150.3138.0127.6 0.20.247.143.239.937.2 0.20.246.142.339.136.4 0.30.596.988.481.375.4 0.30.5102.893.786.279.8 0.60.8195.0176.7161.5149.0 0.60.8187.4169.8155.3143.2 0.60.8204.3185.0169.2156.0 0.50.8172.3156.4143.2132.3 0.30.481.574.668.964.0 0.10.129.527.425.624.1 0.10.236.233.330.928.8 0.50.8165.0150.1137.8127.4 0.40.6136.3124.6114.9106.8 0.40.6136.3124.6114.9106.8 0.60.9220.1199.5182.6168.5 0.30.4113.3103.495.288.3 1.01.3344.1309.7281.6258.5 0.40.5125.8114.8105.798.1 0.10.246.642.939.737.1 0.40.5109.6100.092.185.4

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:21 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Reserves Supplied CompanyReserve Area and Property Interest % Zones Class 202/A-075-I/094-B-01/0W-50.000MONTPDP SXMTH 200/B-075-I/094-B-01/0 W-50.000 MONT H1 PDP 200/A-076-I/094-B-01/0 W-50.000 MONT B1 PDP 200/B-076-I/094-B-01/0 W-50.000 MONT H1 PDP 202/B-076-I/094-B-01/0 W-50.000 MONT A1 PDP 200/B-077-I/094-B-01/0 W-50.000 MONT C1 PDP 200/A-078-I/094-B-01/3 W-50.000 MONT A1 PDP 203/A-078-I/094-B-01/0 W-50.000 MONT F1 PDP 200/B-078-I/094-B-01/0 W-50.000 MONT A1 PDP 200/C-085-I/094-B-01/0 W-50.000 MONT PDP 202/C-097-I/094-B-01/0 W-50.000 MONT A1 PDP 200/C-001-A/094-B-08/0 W-50.000 MONT A1 PDP 200/D-001-A/094-B-08/0 W-50.000 MONT C1 PDP 200/C-002-A/094-B-08/0 W-50.000 MONT A1 PDP 200/D-002-A/094-B-08/0 W-50.000 MONT B1 PDP 200/C-003-A/094-B-08/0 W-50.000 MONT C1 PDP 202/C-003-A/094-B-08/0 W-50.000 MONT H1 PDP 200/D-003-A/094-B-08/0 W-50.000 MONT C1 PDP 202/D-003-A/094-B-08/0W-50.000MONTPDP SXMTH 200/C-005-A/094-B-08/0 W-50.000 MONT H1 PDP 200/B-006-A/094-B-08/0 W-50.000 MONT B1 PDP 202/C-006-A/094-B-08/0 W-50.000 MONT A1 PDP 203/C-006-A/094-B-08/0 W-50.000 MONT H1 PDP 200/D-006-A/094-B-08/0 W-50.000 MONT A1 PDP 202/D-006-A/094-B-08/0 W-50.000 MONT B1 PDP 203/D-006-A/094-B-08/0 W-50.000 MONT H1 PDP 200/A-007-A/094-B-08/0 W-50.000 MONT A1 PDP 200/C-027-A/094-B-08/0W-50.000MONTPDP SXMTH 202/C-027-A/094-B-08/0 W-50.000 MONT D1 PDP 203/C-027-A/094-B-08/0 W-50.000 MONT A1 PDP Subtotal On Production Subtotal Farrell Creek West Farrell Creek - ADR W-50.000 NRA Farrell Creek - OPEX Adjust(DEL) W-50.000 NRA FC Maintenance CAPEX W-50.000 NRA Subtotal Subtotal Subtotal Farrell Creek Subtotal British Columbia Total Sasol Canada and Net Present Value by Total Proved Reserves Total Company Company WI & RI Res OilGasCo MbblMMcfM -272.0 -472.4 -312.1 -598.3 -657.1 -287.8 -455.0 -377.7 -44.1 -20.6 -275.0 -520.4 -262.6 -758.9 -398.9 -649.8 -810.9 -159.3 -440.6 -350.4 -164.5 -848.1 -206.5 -925.1 -451.2 -312.1 -490.5 -537.4 -927.0 -1858.3 -29780.5 -29780.5 ---- ---- ---47006.0 -56936.0 -56936.0 Table 2 Property nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% 0.30.487.079.573.368.0 0.50.7202.1186.1172.7161.4 0.30.491.583.577.071.4 0.60.8203.9184.5168.6155.4 0.70.9227.9206.4188.8174.2 0.30.482.875.869.965.0 0.50.6138.0125.6115.4106.8 0.40.5115.1104.796.289.0 0.00.114.614.113.513.1 0.00.02.82.72.72.6 0.30.480.273.467.762.9 0.50.7158.1144.2132.6122.9 0.30.477.270.865.460.8 0.81.1251.5228.0208.7192.6 0.40.6116.5106.498.090.9 0.70.9196.9179.3164.7152.4 0.81.1325.0296.9273.6254.2 0.20.241.038.235.933.8 0.40.6131.9120.3110.7102.7 0.40.5101.492.785.479.3 0.20.246.242.439.236.5 0.81.2339.4309.5284.8264.2 0.20.362.857.753.349.7 0.91.3306.4275.4250.1229.3 0.50.6160.4145.6133.3123.1 0.30.4109.9101.394.187.9 0.50.7161.5147.7136.1126.5 0.50.8194.6178.7165.5154.3 0.91.3377.6345.0318.1295.6 1.92.6696.0632.6580.5537.2 29.842.09942.79059.38328.77716.5 29.842.09942.79059.38328.77716.5 ---70622.7-36294.9-19844.9-11561.6 ---------4918.9-4399.5-3980.0-3636.0 ---75541.5-40694.4-23824.9-15197.5 ---75541.5-40694.4-23824.9-15197.5 258.8147.3-53257.1-20284.6-4969.02353.0 259.3147.3-183513.1-120308.8-86029.2-65958.9 259.3147.3-183513.1-120308.8-86029.2-65958.9

Prices and Costs as of June 30, 2020 M$ Mbbl $/bbl M$ M$ M$ BOE/d Royalty Tax Surch. Pymts. Op. Drilling & Compl. Equip. & Facility me 19-0275 2020-06-25 1:51:21 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Forecast of Producti Supplied Proved Crude OilNatural Gas WI & RI SalesSalesWI & RI Sales WIVolume PriceRevenueVolume PriceR YearWells Mbbl$/bblM$MMcf$/Mcf 2020 (6) 77.0 - - - 6533.5 2.03 2021 77.0 - - - 11357.2 2.03 2022 77.0 - - - 9789.9 2.03 2023 76.5 - - - 8579.0 2.03 2024 75.0 - - - 7621.5 2.03 2025 74.0 - - - 6729.6 2.03 2026 71.0 - - - 5013.1 2.03 2027 23.0 - - - 1312.2 2.02 2028 - - - - - - 2029 - - - - - - 2030 - - - - - - 2031 - - - - - - 2032 - - - - - - 2033 - - - - - - 2034 - - - - - - Rem. - - - - - - Total - - - - 56936.0 2.03 Crown RoyaltiesFreehold Royalt Unadj.RoyaltyAdj.Unadj.Royalty RoyaltyAdj.RoyaltyRoyaltyAdj. YearM$ M$ M$M$ M$ 2020 (6) 1294.0 944.9 349.0 - - 2021 2022.0 1441.1 580.9 - - 2022 1605.1 1117.2 487.9 - - 2023 1332.4 910.7 421.8 - - 2024 1133.8 762.6 371.2 - - 2025 969.0 643.4 325.5 - - 2026 743.4 498.8 244.6 - - 2027 270.3 201.2 69.1 - - 2028 - - - - - 2029 - - - - - 2030 - - - - - 2031 - - - - - 2032 - - - - - 2033 - - - - - 2034 - - - - - Rem. - - - - - Total 9370.1 6519.9 2850.1 - - ADRNet Operating CostsCostsInco Year M$ $/BOE M$ M$ 2020 (6) 17802.4 15.49 767.9 - 2021 38465.9 19.41 607.2 -1 2022 35467.9 20.87 11.4 -1 2023 30734.4 20.68 - -1 2024 22682.6 17.20 - - 2025 21812.1 18.75 - - 2026 19102.5 22.03 - - 2027 11976.8 52.04 - - 2028 9223.0 - 1335.0 -1 2029 3832.5 - 2548.6 - 2030 3832.5 - 4854.4 - 2031 3832.5 - 4854.4 - 2032 3528.0 - 4854.4 - 2033 - - 4854.4 - 2034 - - 17129.6 -1 Rem. - - 46757.9 -4 Total 222293.2 - 88574.9 -17 Product Natural Gas (MMcf) Condensate (Mbbl) Natural Gas Liquids (Mbbl) Total (MBOE) @ 0.0%@ 5 -183,513.1-120, RLI 4.06 yrs Remaining Life 7.5 yrs Price Schedule SC200602 Sasol Canada on and Revenue Before T Developed Producing Re Total Company Condensate SalesWI & RISalesS evenueVolumePriceRev M$Mbbl$/bbl 13268.642.255.58 23065.158.255.58 19882.442.755.58 17423.134.455.58 15478.528.955.58 13666.624.855.58 10173.719.355.58 2648.68.855.58 ------------------------115606.5259.355.581 iesOverriding Royalt Adj.Unadj.Royalty RoyaltyRoyaltyAdj. M$M$ M$ ---------------------------------------------------Capital Co M$M$ 2576.3-562 2130.9-1183 2682.2-1065 0934.8-946 5185.0-828 6408.1-710 7601.8-336 8804.4-119 0558.0-6381.1-8686.9-8686.9-8382.4-4854.4-7129.6-6757.9-7760.5-5752 Remaining Gross LeaseW.I. 113,871.956,936. 518.7259. 294.6147. 19,791.99,896. Net Present Value Before Tax - M$ .0%@ 10.0%@ 15 308.8-86,029.2-65,9 Table 1 ax - Company Share serves Natural Gas LiquidsSulphur Company alesWI & RI SalesSales& OtherShare enueVolume PriceRevenue Revenue Revenue 2345.818.1 40.28728.6-16343.06280 3237.630.3 40.301220.6-27523.25429 2374.925.5 40.331027.7-23285.04657 1909.622.0 40.33888.7-20221.34072 1608.619.4 40.33781.8-17868.83603 1377.317.0 40.35685.8-15729.63187 1071.812.4 40.27499.8-11745.32376 489.42.6 39.40103.6-3241.6630 --------------------------------------------------------4414.9147.3 40.305936.4-135957.8-ies Adj.MineralSask. Cap. Total Royalties & Taxes NPI M$ M$M$M$%M$ ---349.02.1----580.92.1----487.92.1----421.82.1----371.22.1----325.52.1----244.62.1----69.12.1----------------------------------------------------2850.12.1-stsFuture Net Revenue Before Tax TotalNPV CapitalAnnualCum.@10.0% M$M$M$ M$ .5562.5-3138.8-3138.8-3054.5 .51183.5-13314.4-16453.2-12140.0 .21065.2-13747.4-30200.6-11395.1 .8946.8-11881.6-42082.2-8955.2 .5828.5-6013.5-48095.7-4128.6 .1710.1-7118.2-55213.9-4437.5 .2336.2-7938.0-63152.0-4488.6 .8119.8-8924.1-72076.1-4583.3 ---10558.0-82634.0-4954.8 ---6381.1-89015.1-2755.1 ---8686.9-97702.0-3433.3 ---8686.9-106388.9-3121.2 ---8382.4-114771.3-2740.4 ---4854.4-119625.7-1468.9 ---17129.6-136755.2-4712.2 ---46757.9-183513.1-9660.5 .65752.6-183513.1--86029.2 Reserves R.I.Net 0-53,007.6 3-238.3 3-131.6 0-9,204.5 .0%@ 20.0% 58.9-53,345.1

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:22 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADReserves Supplied Proved CompanyReserve Area and PropertyInterest %ZonesClass Canada British Columbia Corporate Sasol PSMP Management OverheadW-50.000NRA PSMP Unutilized TransportW-50.000NRA Subtotal Subtotal Subtotal Corporate Sasol Cypress A Cypress A On Production 200/B-093-E/094-B-08/0W-50.000MONTPDP BASAL 202/B-093-E/094-B-08/0W-50.000MONT B1PDP 202/A-094-E/094-B-08/0W-50.000MONT A1PDP 200/A-015-F/094-B-08/0W-50.000MONT B1PDP 202/A-015-F/094-B-08/0W-50.000MONT G1PDP 203/A-015-F/094-B-08/0W-50.000MONT A1PDP 204/A-015-F/094-B-08/0W-50.000MONT A1PDP 200/C-039-F/094-B-08/0W-50.000MONTPDP BASAL 200/B-070-F/094-B-08/0W-50.000MONTPDP SXMTH 200/A-076-F/094-B-08/0W-50.000MONT A1PDP 202/A-076-F/094-B-08/0W-50.000MONT A1PDP 200/B-076-F/094-B-08/2W-50.000MONT B1PDP 202/B-076-F/094-B-08/0W-50.000MONT A1PDP 200/A-038-K/094-B-08/0W-50.000MONT F1PDP 202/A-038-K/094-B-08/0W-50.000MONT B1PDP 203/A-038-K/094-B-08/0W-50.000MONT F1PDP 204/A-038-K/094-B-08/0W-50.000MONT A1PDP Subtotal On Production Cypress A - ADRW-50.000NRA Cypress A - Maint CAPEXW-50.000NRA Subtotal Subtotal Cypress A Subtotal Cypress A Farrell Creek Farrell Creek East On Production 100/09-09-083-25W6/0W-50.000MONT F1PDP 100/16-09-083-25W6/0W-50.000MONT A1PDP 100/16-05-084-24W6/0W-50.000MONT F1PDP 100/13-06-084-24W6/0W-50.000MONT A1PDP 100/05-07-084-24W6/0W-50.000MONT A1PDP 100/06-07-084-24W6/0W-50.000MONT B1PDP 102/16-01-084-25W6/0W-50.000MONT A1PDP 100/06-02-084-25W6/0W-50.000MONT A1PDP 100/11-02-084-25W6/3W-50.000MONT G1PDP 102/11-02-084-25W6/0W-50.000MONTPDP BASAL 100/14-02-084-25W6/0W-50.000MONT B1PDP 100/15-02-084-25W6/0W-50.000MONT A1PDP 100/16-02-084-25W6/0W-50.000MONT A1PDP 102/16-02-084-25W6/0W-50.000MONT B1PDP 100/01-34-084-25W6/0W-50.000MONT D1PDP 102/14-34-084-25W6/0W-50.000MONT B1PDP 100/15-34-084-25W6/0W-50.000MONT A1PDP 100/16-34-084-25W6/0W-50.000MONT A1PDP 100/04-35-084-25W6/0W-50.000MONT H1PDP 102/04-35-084-25W6/0W-50.000MONT B1PDP Subtotal On Production Subtotal Farrell Creek East Farrell Creek Transition On Production 100/12-18-083-25W6/0W-50.000MONT A1PDP 103/12-18-083-25W6/0W-50.000MONT F1PDP 100/07-20-083-25W6/0W-50.000MONT A1PDP 100/14-20-083-25W6/2W-50.000MONT A1PDP 100/01-26-083-25W6/0W-50.000MONT A1PDP 102/01-26-083-25W6/0W-50.000MONT H1PDP 100/05-26-083-25W6/0W-50.000MONT A1PDP 102/05-26-083-25W6/0W-50.000MONTPDP BASAL 100/13-26-083-25W6/0W-50.000MONT B1PDP 102/13-26-083-25W6/0W-50.000MONT A1PDP Sasol Canada and Net Present Value by Developed Producing Re Total Company Company WI & RI Res OilGasCo MbblMMcfM ---- ---- ---223.7 -365.0 -175.0 -390.4 -513.0 -633.2 -664.7 -1141.7 -308.5 -768.8 -341.3 -500.9 -559.5 -716.0 -1426.0 -504.5 -697.6 -9929.9 ---- ---9929.9 -9929.9 -261.4 -326.1 -90.9 -57.3 -79.2 -260.3 -270.7 -208.1 -389.6 -143.5 -168.7 -300.8 -296.7 -79.1 -377.6 -1059.9 -1242.8 -1171.6 -118.2 -172.4 -7074.9 -7074.9 -355.8 -89.8 -37.6 -453.3 -221.5 -144.1 -166.2 -129.7 -441.4 -177.9 Table 2 Property serves nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% ---45730.0-37433.0-31339.6-26759.5 ---68892.6-55998.1-47231.1-40992.2 ---114622.6-93431.1-78570.7-67751.7 ---114622.6-93431.1-78570.7-67751.7 ---114622.6-93431.1-78570.7-67751.7 0.0-67.460.855.450.9 0.0-104.594.586.479.6 0.0-58.854.450.747.6 0.0-131.2119.6109.9101.9 0.0-165.8151.2139.1129.0 0.0-192.5174.9160.4148.4 0.0-211.7192.3176.4163.2 0.1-443.7404.9373.0346.5 0.0-87.278.771.866.0 0.0-226.0203.2184.7169.4 0.0-100.891.183.276.7 0.0-145.2131.2119.7110.1 0.0-165.3149.8137.1126.5 0.0-222.5201.3184.0169.7 0.1-469.3421.8383.4351.8 0.0-154.4140.2128.6119.0 0.0-206.3186.4170.1156.6 0.5-3152.62856.32614.02412.9 ---17952.3-8707.9-4435.6-2365.1 ---833.7-741.6-668.0-608.1 ---18786.0-9449.5-5103.6-2973.2 0.5--15633.4-6593.2-2489.5-560.2 0.5--15633.4-6593.2-2489.5-560.2 1.82.1133.3121.3111.4103.1 2.22.6160.2145.5133.3123.2 0.60.765.961.257.353.9 0.40.525.023.622.421.4 0.50.642.039.036.534.4 1.82.1138.4126.2116.1107.7 1.82.2132.6121.0111.4103.3 1.41.7108.699.291.484.8 2.63.2199.5181.6166.7154.2 1.01.270.964.559.254.7 1.11.491.383.577.171.7 2.02.4152.3138.8127.6118.2 2.02.4152.7139.2127.9118.5 0.50.637.734.832.430.4 2.53.1197.8180.6166.3154.2 41.18.61824.21688.21575.11479.8 50.010.12199.92035.81899.51784.6 63.79.52479.02297.82146.92019.4 0.81.067.962.357.653.7 1.21.493.085.078.372.6 179.157.38372.17729.07194.46743.8 179.157.38372.17729.07194.46743.8 1.81.7130.7119.1109.6101.5 0.40.431.929.126.924.9 0.20.29.99.49.18.7 2.22.1172.8157.4144.7134.0 1.11.076.569.864.359.6 0.70.750.446.142.539.4 0.80.861.656.251.747.9 0.60.648.344.040.437.4 2.22.1168.3153.8141.7131.6 0.90.876.270.064.960.5

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:22 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADReserves Supplied Proved CompanyReserve Area and PropertyInterest %ZonesClass 100/16-27-083-25W6/0W-50.000MONT C1PDP 102/16-27-083-25W6/0W-50.000MONT A1PDP 100/01-28-083-25W6/0W-50.000MONT D1PDP 102/01-28-083-25W6/0W-50.000MONT A1PDP 103/01-28-083-25W6/0W-50.000MONT H1PDP 100/02-28-083-25W6/2W-50.000MONT H1PDP 102/02-28-083-25W6/0W-50.000MONT A1PDP 102/02-29-083-25W6/0W-50.000MONT G1PDP 100/06-30-083-25W6/0W-50.000MONT A1PDP 100/11-30-083-25W6/0W-50.000MONT A1PDP 102/11-30-083-25W6/0W-50.000MONT G1PDP 100/12-31-083-25W6/0W-50.000MONT A1PDP 102/12-31-083-25W6/0W-50.000MONT F1PDP 100/13-31-083-25W6/0W-50.000MONT A1PDP 102/13-31-083-25W6/0W-50.000MONT F1PDP 100/14-31-083-25W6/2W-50.000MONT F1PDP 100/14-32-083-25W6/0W-50.000MONT A1PDP 102/14-32-083-25W6/0W-50.000MONT H1PDP 100/15-32-083-25W6/0W-50.000MONT G1PDP 100/16-32-083-25W6/0W-50.000MONT G1PDP 102/16-32-083-25W6/0W-50.000MONT A1PDP 100/13-33-083-25W6/0W-50.000MONT H1PDP 102/13-33-083-25W6/0W-50.000MONT B1PDP 103/13-33-083-25W6/0W-50.000MONT A1PDP 100/16-33-083-25W6/0W-50.000MONT H1PDP 102/16-33-083-25W6/0W-50.000MONT A1PDP 100/09-34-083-25W6/0W-50.000MONT A1PDP 102/09-34-083-25W6/2W-50.000MONT H1PDP 100/15-34-083-25W6/0W-50.000MONTPDP SXMTH 100/16-34-083-25W6/0W-50.000MONT G1PDP 102/16-34-083-25W6/0W-50.000MONT B1PDP 103/16-34-083-25W6/0W-50.000MONT A1PDP 100/13-35-083-25W6/0W-50.000MONT G1PDP 102/13-35-083-25W6/0W-50.000MONT B1PDP 100/09-13-083-26W6/0W-50.000MONT B1PDP Subtotal On Production Subtotal Farrell Creek Transition Farrell Creek West On Production 200/A-079-L/094-A-04/0W-50.000MONTPDP BASAL 202/A-079-L/094-A-04/0W-50.000MONT H1PDP 204/A-079-L/094-A-04/0W-50.000MONT G1PDP 206/A-079-L/094-A-04/0W-50.000MONT H1PDP 200/A-080-L/094-A-04/0W-50.000MONTPDP SXMTH 202/A-080-L/094-A-04/0W-50.000MONT B1PDP 203/A-080-L/094-A-04/0W-50.000MONT A1PDP 200/B-080-L/094-A-04/0W-50.000MONTPDP BASAL 202/B-080-L/094-A-04/0W-50.000MONT B1PDP 200/A-051-I/094-B-01/0W-50.000MONT B1PDP 200/B-051-I/094-B-01/0W-50.000MONT H1PDP 202/B-051-I/094-B-01/0W-50.000MONT A1PDP 200/D-051-I/094-B-01/0W-50.000MONT B1PDP 200/A-052-I/094-B-01/0W-50.000MONT D1PDP 202/A-052-I/094-B-01/0W-50.000MONTPDP SXMTH 203/A-052-I/094-B-01/0W-50.000MONT F1PDP 200/B-052-I/094-B-01/3W-50.000MONT H1PDP 202/B-052-I/094-B-01/0W-50.000MONT F1PDP 200/A-053-I/094-B-01/0W-50.000MONT F1PDP 202/A-053-I/094-B-01/0W-50.000MONT H1PDP 200/B-053-I/094-B-01/0W-50.000MONT H1PDP 203/B-053-I/094-B-01/0W-50.000MONT F1PDP 200/D-053-I/094-B-01/0W-50.000MONT H1PDP 200/A-054-I/094-B-01/0W-50.000MONT H1PDP 202/A-054-I/094-B-01/0W-50.000MONT F1PDP 200/C-063-I/094-B-01/0W-50.000MONT C1PDP 202/C-063-I/094-B-01/0W-50.000MONT B1PDP 200/A-064-I/094-B-01/0W-50.000MONT D1PDP 200/C-065-I/094-B-01/0W-50.000MONT A1PDP 200/D-065-I/094-B-01/0W-50.000MONT B1PDP 202/B-071-I/094-B-01/2W-50.000MONT F1PDP 203/B-071-I/094-B-01/0W-50.000MONT A1PDP 204/B-071-I/094-B-01/0W-50.000MONT G1PDP 205/B-071-I/094-B-01/0W-50.000MONT A1PDP 207/B-071-I/094-B-01/0W-50.000MONT H1PDP 200/A-072-I/094-B-01/0W-50.000MONT H1PDP 202/A-072-I/094-B-01/0W-50.000MONT B1PDP 200/A-073-I/094-B-01/0W-50.000MONT H1PDP 202/A-073-I/094-B-01/2W-50.000MONT A1PDP 200/B-073-I/094-B-01/0W-50.000MONTPDP SXMTH 202/B-073-I/094-B-01/0W-50.000MONT A1PDP 200/C-074-I/094-B-01/0W-50.000MONT B1PDP 202/A-075-I/094-B-01/0W-50.000MONTPDP SXMTH Sasol Canada and Net Present Value by Developed Producing Re Total Company Company WI & RI Res OilGasCo MbblMMcfM -828.2 -206.5 -281.4 -139.2 -218.3 -170.2 -230.2 -185.0 -37.5 -285.7 -259.1 -198.4 -225.0 -256.6 -248.7 -60.1 -177.3 -260.9 -179.2 -93.3 -314.2 -219.7 -224.7 -349.3 -198.7 -116.6 -115.9 -249.7 -227.6 -130.8 -200.0 -240.9 -227.0 -186.5 -391.4 -10150.6 -10150.6 -119.7 -287.5 -120.7 -405.3 -320.5 -498.6 -250.4 -160.2 -138.3 -486.5 -287.7 -218.2 -537.3 -224.7 -273.7 -536.2 -391.9 -259.5 -137.2 -485.7 -353.3 -536.5 -165.4 -161.3 -326.3 -341.0 -570.6 -582.4 -591.2 -539.2 -274.8 -85.6 -135.4 -536.3 -416.6 -416.6 -634.3 -274.9 -948.8 -373.9 -142.3 -389.4 -272.0 Table 2 Property serves nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% 4.13.9346.1313.1286.2263.8 1.01.078.171.265.560.7 1.41.3103.494.386.780.3 0.70.754.049.245.342.0 1.11.081.674.468.463.3 0.80.863.057.452.848.9 1.11.182.775.369.264.0 0.90.966.961.156.252.1 0.20.214.714.113.613.1 1.41.4134.7124.5115.9108.6 1.31.295.186.679.673.8 1.00.975.568.763.158.4 1.11.184.176.870.765.6 1.31.2153.8139.7128.0118.3 1.21.293.385.178.272.4 0.30.321.720.519.418.4 0.90.863.858.253.549.5 1.31.296.187.680.674.7 0.90.866.460.555.751.6 0.50.433.430.628.326.3 1.51.5119.0108.599.892.5 1.11.083.475.969.764.5 1.11.182.575.770.065.2 1.71.7129.8118.5109.0101.1 1.00.973.066.661.256.7 0.60.641.737.934.932.3 0.60.542.638.835.733.1 1.21.289.481.675.169.7 1.11.185.778.272.066.7 0.60.649.645.341.738.7 1.00.974.868.463.058.6 1.21.191.183.176.570.9 1.11.186.579.172.967.6 0.90.971.865.660.456.1 1.91.9213.4194.2178.3165.0 49.948.03969.63621.53332.83090.3 49.948.03969.63621.53332.83090.3 0.10.230.828.426.524.8 0.30.482.575.669.764.8 0.10.249.445.442.039.2 0.40.6124.6113.3104.096.2 0.30.5105.795.486.979.9 0.50.7154.5140.6129.0119.3 0.30.472.666.561.457.1 0.20.245.041.438.335.7 0.10.249.945.742.239.3 0.50.7151.6138.1126.9117.5 0.30.484.877.471.266.1 0.20.357.653.249.646.4 0.50.8170.5154.9142.0131.3 0.20.365.860.155.451.4 0.30.480.373.868.363.7 0.50.8165.9151.4139.3129.2 0.40.6118.5108.299.692.4 0.30.487.880.073.668.1 0.10.254.851.047.845.1 0.50.7150.7137.1125.7116.3 0.40.5177.7162.1149.1138.3 0.50.8165.2150.3138.0127.6 0.20.247.143.239.937.2 0.20.246.142.339.136.4 0.30.596.988.481.375.4 0.30.5102.893.786.279.8 0.60.8195.0176.7161.5149.0 0.60.8187.4169.8155.3143.2 0.60.8204.3185.0169.2156.0 0.50.8172.3156.4143.2132.3 0.30.481.574.668.964.0 0.10.129.527.425.624.1 0.10.236.233.330.928.8 0.50.8165.0150.1137.8127.4 0.40.6136.3124.6114.9106.8 0.40.6136.3124.6114.9106.8 0.60.9220.1199.5182.6168.5 0.30.4113.3103.495.288.3 1.01.3344.1309.7281.6258.5 0.40.5125.8114.8105.798.1 0.10.246.642.939.737.1 0.40.5109.6100.092.185.4 0.30.487.079.573.368.0

Prices and Costs as of June 30, 2020 erves Net Present Value Before Tax (M$) 19-0275 2020-06-25 1:51:22 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADReserves Supplied Proved CompanyReserve Area and PropertyInterest %ZonesClass 200/B-075-I/094-B-01/0W-50.000MONT H1PDP 200/A-076-I/094-B-01/0W-50.000MONT B1PDP 200/B-076-I/094-B-01/0W-50.000MONT H1PDP 202/B-076-I/094-B-01/0W-50.000MONT A1PDP 200/B-077-I/094-B-01/0W-50.000MONT C1PDP 200/A-078-I/094-B-01/3W-50.000MONT A1PDP 203/A-078-I/094-B-01/0W-50.000MONT F1PDP 200/B-078-I/094-B-01/0W-50.000MONT A1PDP 200/C-085-I/094-B-01/0W-50.000MONTPDP 202/C-097-I/094-B-01/0W-50.000MONT A1PDP 200/C-001-A/094-B-08/0W-50.000MONT A1PDP 200/D-001-A/094-B-08/0W-50.000MONT C1PDP 200/C-002-A/094-B-08/0W-50.000MONT A1PDP 200/D-002-A/094-B-08/0W-50.000MONT B1PDP 200/C-003-A/094-B-08/0W-50.000MONT C1PDP 202/C-003-A/094-B-08/0W-50.000MONT H1PDP 200/D-003-A/094-B-08/0W-50.000MONT C1PDP 202/D-003-A/094-B-08/0W-50.000MONTPDP SXMTH 200/C-005-A/094-B-08/0W-50.000MONT H1PDP 200/B-006-A/094-B-08/0W-50.000MONT B1PDP 202/C-006-A/094-B-08/0W-50.000MONT A1PDP 203/C-006-A/094-B-08/0W-50.000MONT H1PDP 200/D-006-A/094-B-08/0W-50.000MONT A1PDP 202/D-006-A/094-B-08/0W-50.000MONT B1PDP 203/D-006-A/094-B-08/0W-50.000MONT H1PDP 200/A-007-A/094-B-08/0W-50.000MONT A1PDP 200/C-027-A/094-B-08/0W-50.000MONTPDP SXMTH 202/C-027-A/094-B-08/0W-50.000MONT D1PDP 203/C-027-A/094-B-08/0W-50.000MONT A1PDP Subtotal On Production Subtotal Farrell Creek West Farrell Creek - ADRW-50.000NRA FC Maintenance CAPEXW-50.000NRA Subtotal Subtotal Subtotal Farrell Creek Subtotal British Columbia Total Sasol Canada and Net Present Value by Developed Producing Re Total Company Company WI & RI Res OilGasCo MbblMMcfM -472.4 -312.1 -598.3 -657.1 -287.8 -455.0 -377.7 -44.1 -20.6 -275.0 -520.4 -262.6 -758.9 -398.9 -649.8 -810.9 -159.3 -440.6 -350.4 -164.5 -848.1 -206.5 -925.1 -451.2 -312.1 -490.5 -537.4 -927.0 -1858.3 -29780.5 -29780.5 ---- ---- -47006.0 -56936.0 -56936.0 Table 2 Property serves nd.NGL bblMbbl@ 0.0%@ 5.0%@ 10.0%@ 15.0% 0.50.7202.1186.1172.7161.4 0.30.491.583.577.071.4 0.60.8203.9184.5168.6155.4 0.70.9227.9206.4188.8174.2 0.30.482.875.869.965.0 0.50.6138.0125.6115.4106.8 0.40.5115.1104.796.289.0 0.00.114.614.113.513.1 0.00.02.82.72.72.6 0.30.480.273.467.762.9 0.50.7158.1144.2132.6122.9 0.30.477.270.865.460.8 0.81.1251.5228.0208.7192.6 0.40.6116.5106.498.090.9 0.70.9196.9179.3164.7152.4 0.81.1325.0296.9273.6254.2 0.20.241.038.235.933.8 0.40.6131.9120.3110.7102.7 0.40.5101.492.785.479.3 0.20.246.242.439.236.5 0.81.2339.4309.5284.8264.2 0.20.362.857.753.349.7 0.91.3306.4275.4250.1229.3 0.50.6160.4145.6133.3123.1 0.30.4109.9101.394.187.9 0.50.7161.5147.7136.1126.5 0.50.8194.6178.7165.5154.3 0.91.3377.6345.0318.1295.6 1.92.6696.0632.6580.5537.2 29.842.09942.79059.38328.77716.5 29.842.09942.79059.38328.77716.5 ---70622.7-36294.9-19844.9-11561.6 ---4918.9-4399.5-3980.0-3636.0 ---75541.5-40694.4-23824.9-15197.5 ---75541.5-40694.4-23824.9-15197.5 258.8147.3-53257.1-20284.6-4969.02353.0 259.3147.3-183513.1-120308.8-86029.2-65958.9 259.3147.3-183513.1-120308.8-86029.2-65958.9

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices: June SEC Eff. Date: June 30, 2020 Currency: CAD Su Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property % Zones Class Mbbl Mbbl Mbbl Mbbl Canada British Columbia Cypress A Cypress A On Production 200/B-093-E/094-B-08/0 W-50.0 MONT TP ---BASAL 202/B-093-E/094-B-08/0 W-50.0 MONT TP ---B1 202/A-094-E/094-B-08/0 W-50.0 MONT TP ---A1 200/A-015-F/094-B-08/0 W-50.0 MONT TP ---B1 202/A-015-F/094-B-08/0 W-50.0 MONT TP ---G1 203/A-015-F/094-B-08/0 W-50.0 MONT TP ---A1 204/A-015-F/094-B-08/0 W-50.0 MONT TP ---A1 200/C-039-F/094-B-08/0 W-50.0 MONT TP ---BASAL 200/B-070-F/094-B-08/0 W-50.0 MONT TP ---SXMTH 200/A-076-F/094-B-08/0 W-50.0 MONT TP ---A1 202/A-076-F/094-B-08/0 W-50.0 MONT TP ---A1 200/B-076-F/094-B-08/2 W-50.0 MONT TP ---B1 202/B-076-F/094-B-08/0 W-50.0 MONT TP ---A1 200/A-038-K/094-B-08/0 W-50.0 MONT TP ---F1 202/A-038-K/094-B-08/0 W-50.0 MONT TP ---B1 203/A-038-K/094-B-08/0 W-50.0 MONT TP ---F1 204/A-038-K/094-B-08/0 W-50.0 MONT TP ---A1 Subtotal On Production TP - - - Subtotal Cypress A TP - - - Subtotal Cypress A TP - - - Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --1,495 1, --1,763 --1,492 1, --2,805 1, --3,523 2, --3,482 2, --3,856 2, --5,074 2, --2,794 2, --7,929 6, --2,495 1, --5,860 4, --3,934 2, --4,750 3, --7,051 4, --3,267 2, --3,609 2, --65,180 44, --65,180 44, --65,180 44, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 024 471 5.0 447 224 124 0 0 0 0 0 994 769 5.0 730 365 210 0 0 0 0 0 123 369 5.0 350 175 136 0 0 0 0 0 983 822 5.0 781 390 249 0 0 0 0 0 443 1,080 5.0 1,026 513 326 0 0 0 0 0 149 1,333 5.0 1,266 633 375 1 1 0 0 0 456 1,399 5.0 1,329 665 404 1 1 0 0 0 671 2,404 5.0 2,283 1,142 797 0 0 0 0 0 144 649 5.0 617 308 168 0 0 0 0 0 311 1,618 5.0 1,538 769 410 2 1 0 0 0 776 718 5.0 683 341 192 0 0 0 0 0 806 1,055 5.0 1,002 501 283 0 0 0 0 0 756 1,178 5.0 1,119 560 331 0 0 0 0 0 243 1,507 5.0 1,432 716 417 0 0 0 0 0 049 3,002 5.0 2,852 1,426 802 1 1 0 0 0 205 1,062 5.0 1,009 505 300 0 0 0 0 0 141 1,469 5.0 1,395 698 390 1 1 0 0 0 274 20,905 19,860 9,930 5,913 6 5 1 0 0 274 20,905 19,860 9,930 5,913 6 5 1 0 0 274 20,905 19,860 9,930 5,913 6 5 1 0 0

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl Farrell Creek Farrell Creek East On Production 100/09-09-083-25W6/0 W-50.0 MONT TP ---F1 100/16-09-083-25W6/0 W-50.0 MONT TP ---A1 100/16-05-084-24W6/0 W-50.0 MONT TP ---F1 100/13-06-084-24W6/0 W-50.0 MONT TP ---A1 100/05-07-084-24W6/0 W-50.0 MONT TP ---A1 100/06-07-084-24W6/0 W-50.0 MONT TP ---B1 102/16-01-084-25W6/0 W-50.0 MONT TP ---A1 100/06-02-084-25W6/0 W-50.0 MONT TP ---A1 100/11-02-084-25W6/3W-50.0 MONT TP ---G1 102/11-02-084-25W6/0W-50.0 MONT TP ---BASAL 100/14-02-084-25W6/0 W-50.0 MONT TP ---B1 100/15-02-084-25W6/0 W-50.0 MONT TP ---A1 100/16-02-084-25W6/0 W-50.0 MONT TP ---A1 102/16-02-084-25W6/0 W-50.0 MONT TP ---B1 100/01-34-084-25W6/0 W-50.0 MONT TP ---D1 102/14-34-084-25W6/0 W-50.0 MONT TP ---B1 100/15-34-084-25W6/0 W-50.0 MONT TP ---A1 100/16-34-084-25W6/0 W-50.0 MONT TP ---A1 100/04-35-084-25W6/0 W-50.0 MONT TP ---H1 102/04-35-084-25W6/0 W-50.0 MONT TP ---B1 Subtotal On ProductionTP---Subtotal Farrell Creek EastTP---Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --2,704 2, --2,387 1, --922 --358 --326 --1,369 --1,658 1, --1,985 1, --3,930 3, --1,495 1, --1,152 --2,362 1, --2,114 1, --724 --2,150 1, --3,735 1, --4,040 1, --3,911 1, --923 --1,532 1, --39,779 24, --39,779 24, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 144 559 6.5 523 261 152 4 0 4 2 1 690 698 6.5 652 326 184 5 0 4 2 1 728 194 6.5 182 91 76 1 0 1 1 1 236 122 6.5 115 57 51 1 0 1 0 0 157 170 6.5 158 79 60 1 0 1 1 0 812 557 6.5 521 260 158 4 1 4 2 1 079 579 6.5 541 271 162 4 0 4 2 1 540 445 6.5 416 208 127 3 1 3 1 1 097 833 6.5 779 390 226 9 3 5 3 2 188 307 6.5 287 144 82 2 0 2 1 1 791 361 6.5 337 169 107 3 0 2 1 1 719 644 6.5 602 301 177 4 0 4 2 1 479 635 6.5 593 297 176 5 1 4 2 1 555 169 6.5 158 79 54 1 0 1 1 0 342 808 6.5 755 378 229 6 1 5 3 2 468 2,267 6.5 2,120 1,060 960 99 17 82 41 44 382 2,658 6.5 2,486 1,243 1,155 120 20 100 50 53 404 2,506 6.5 2,343 1,172 1,100 154 26 127 64 69 671 253 6.5 236 118 77 3 1 2 1 1 163 369 6.5 345 172 104 4 2 2 1 1 645 15,134 14,150 7,075 5,419 433 75 358 179 182 645 15,134 14,150 7,075 5,419 433 75 358 179 182

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl Farrell Creek Transition On Production 100/12-18-083-25W6/0 W-50.0 MONT TP ---A1 103/12-18-083-25W6/0 W-50.0 MONT TP ---F1 100/07-20-083-25W6/0 W-50.0 MONT TP ---A1 100/14-20-083-25W6/2 W-50.0 MONT TP ---A1 100/01-26-083-25W6/0 W-50.0 MONT TP ---A1 102/01-26-083-25W6/0 W-50.0 MONT TP ---H1 100/05-26-083-25W6/0 W-50.0 MONT TP ---A1 102/05-26-083-25W6/0 W-50.0 MONT TP ---BASAL 100/13-26-083-25W6/0 W-50.0 MONT TP ---B1 102/13-26-083-25W6/0 W-50.0 MONT TP ---A1 100/16-27-083-25W6/0 W-50.0 MONT TP ---C1 102/16-27-083-25W6/0 W-50.0 MONT TP ---A1 100/01-28-083-25W6/0 W-50.0 MONT TP ---D1 102/01-28-083-25W6/0 W-50.0 MONT TP ---A1 103/01-28-083-25W6/0 W-50.0 MONT TP ---H1 100/02-28-083-25W6/2 W-50.0 MONT TP ---H1 102/02-28-083-25W6/0 W-50.0 MONT TP ---A1 102/02-29-083-25W6/0 W-50.0 MONT TP ---G1 100/06-30-083-25W6/0 W-50.0 MONT TP ---A1 100/11-30-083-25W6/0W-50.0 MONT TP ---A1 102/11-30-083-25W6/0W-50.0 MONT TP ---G1 100/12-31-083-25W6/0 W-50.0 MONT TP ---A1 102/12-31-083-25W6/0 W-50.0 MONT TP ---F1 Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --3,555 2, --1,228 1, --856 --3,717 2, --1,636 1, --1,305 --1,604 1, --1,328 1, --3,894 2, --1,267 --6,024 4, --1,671 1, --2,766 2, --2,044 1, --2,334 1, --1,841 1, --2,191 1, --2,226 1, --2,046 1, --3,874 3, --2,842 2, --2,582 2, --2,491 2, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 794 761 6.5 712 356 210 4 0 4 2 1 036 192 6.5 180 90 54 1 0 1 0 0 776 80 6.5 75 38 43 0 0 0 0 0 747 970 6.5 907 453 269 5 0 4 2 1 162 474 6.5 443 221 131 2 0 2 1 1 997 308 6.5 288 144 86 2 0 1 1 0 249 355 6.5 332 166 99 2 0 2 1 0 050 277 6.5 259 130 77 1 0 1 1 0 950 944 6.5 883 441 272 5 0 4 2 1 887 380 6.5 356 178 119 2 0 2 1 1 253 1,771 6.5 1,656 828 467 15 7 8 4 2 229 442 6.5 413 206 124 6 4 2 1 1 164 602 6.5 563 281 166 5 2 3 1 1 746 298 6.5 278 139 85 3 2 1 1 0 867 467 6.5 437 218 129 3 1 2 1 1 477 364 6.5 340 170 101 2 0 2 1 0 699 492 6.5 460 230 134 2 0 2 1 1 831 396 6.5 370 185 109 2 0 2 1 1 966 80 6.5 75 37 51 0 0 0 0 0 263 611 6.5 571 286 210 3 0 3 1 1 288 554 6.5 518 259 151 3 0 3 1 1 158 424 6.5 397 198 116 3 1 2 1 1 010 481 6.5 450 225 137 2 0 2 1 1

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl 100/13-31-083-25W6/0 W-50.0 MONT TP ---A1 102/13-31-083-25W6/0 W-50.0 MONT TP ---F1 100/14-31-083-25W6/2 W-50.0 MONT TP ---F1 100/14-32-083-25W6/0 W-50.0 MONT TP ---A1 102/14-32-083-25W6/0 W-50.0 MONT TP ---H1 100/15-32-083-25W6/0 W-50.0 MONT TP ---G1 100/16-32-083-25W6/0 W-50.0 MONT TP ---G1 102/16-32-083-25W6/0 W-50.0 MONT TP ---A1 100/13-33-083-25W6/0 W-50.0 MONT TP ---H1 102/13-33-083-25W6/0 W-50.0 MONT TP ---B1 103/13-33-083-25W6/0 W-50.0 MONT TP ---A1 100/16-33-083-25W6/0 W-50.0 MONT TP ---H1 102/16-33-083-25W6/0 W-50.0 MONT TP ---A1 100/09-34-083-25W6/0 W-50.0 MONT TP ---A1 102/09-34-083-25W6/2 W-50.0 MONT TP ---H1 100/15-34-083-25W6/0 W-50.0 MONT TP ---SXMTH 100/16-34-083-25W6/0 W-50.0 MONT TP ---G1 102/16-34-083-25W6/0 W-50.0 MONT TP ---B1 103/16-34-083-25W6/0 W-50.0 MONT TP ---A1 100/13-35-083-25W6/0 W-50.0 MONT TP ---G1 102/13-35-083-25W6/0 W-50.0 MONT TP ---B1 100/09-13-083-26W6/0 W-50.0 MONT TP ---B1 Subtotal On ProductionTP---Subtotal Farrell Creek TransitionTP---Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --4,294 3, --2,731 2, --952 --1,689 1, --2,740 2, --1,794 1, --1,005 --2,494 1, --2,262 1, --2,723 2, --2,720 1, --1,721 1, --963 --1,366 1, --2,124 1, --1,723 1, --1,271 --1,637 1, --1,937 1, --1,859 1, --1,431 1, --2,944 2, --99,700 77, --99,700 77, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 746 549 6.5 513 257 170 4 2 3 1 1 199 532 6.5 497 249 147 3 0 2 1 1 823 128 6.5 120 60 55 1 0 1 0 0 310 379 6.5 355 177 105 2 0 2 1 1 181 558 6.5 522 261 156 3 0 3 1 1 411 383 6.5 358 179 105 2 0 2 1 1 805 200 6.5 187 93 60 1 0 1 0 0 822 672 6.5 628 314 188 4 0 3 2 1 792 470 6.5 439 220 129 2 0 2 1 1 242 481 6.5 449 225 147 2 0 2 1 1 973 747 6.5 699 349 210 4 0 3 2 1 296 425 6.5 397 199 118 2 0 2 1 1 714 249 6.5 233 117 68 1 0 1 1 0 118 248 6.5 232 116 69 1 0 1 1 0 589 534 6.5 499 250 148 3 0 2 1 1 236 487 6.5 455 228 136 2 0 2 1 1 992 280 6.5 262 131 80 1 0 1 1 0 209 428 6.5 400 200 123 2 0 2 1 1 422 515 6.5 482 241 145 3 0 2 1 1 373 485 6.5 454 227 140 2 0 2 1 1 032 399 6.5 373 186 114 2 1 2 1 1 107 837 6.5 783 391 254 4 0 4 2 1 988 21,712 20,301 10,151 6,206 126 26 100 50 31 988 21,712 20,301 10,151 6,206 126 26 100 50 31

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl Farrell Creek West On Production 200/A-079-L/094-A-04/0 W-50.0 MONT TP ---BASAL 202/A-079-L/094-A-04/0 W-50.0 MONT TP ---H1 204/A-079-L/094-A-04/0 W-50.0 MONT TP ---G1 206/A-079-L/094-A-04/0 W-50.0 MONT TP ---H1 200/A-080-L/094-A-04/0 W-50.0 MONT TP ---SXMTH 202/A-080-L/094-A-04/0 W-50.0 MONT TP ---B1 203/A-080-L/094-A-04/0 W-50.0 MONT TP ---A1 200/B-080-L/094-A-04/0 W-50.0 MONT TP ---BASAL 202/B-080-L/094-A-04/0 W-50.0 MONT TP ---B1 200/A-051-I/094-B-01/0W-50.0 MONT TP ---B1 200/B-051-I/094-B-01/0W-50.0 MONT TP ---H1 202/B-051-I/094-B-01/0W-50.0 MONT TP ---A1 200/D-051-I/094-B-01/0W-50.0 MONT TP ---B1 200/A-052-I/094-B-01/0W-50.0 MONT TP ---D1 202/A-052-I/094-B-01/0W-50.0 MONT TP ---SXMTH 203/A-052-I/094-B-01/0W-50.0 MONT TP ---F1 200/B-052-I/094-B-01/3W-50.0 MONT TP ---H1 202/B-052-I/094-B-01/0W-50.0 MONT TP ---F1 200/A-053-I/094-B-01/0W-50.0 MONT TP ---F1 202/A-053-I/094-B-01/0W-50.0 MONT TP ---H1 200/B-053-I/094-B-01/0W-50.0 MONT TP ---H1 203/B-053-I/094-B-01/0W-50.0 MONT TP ---F1 200/D-053-I/094-B-01/0W-50.0 MONT TP ---H1 Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --1,539 1, --2,662 2, --1,862 1, --3,737 2, --3,050 2, --4,021 2, --2,729 2, --2,340 1, --1,041 --4,106 3, --3,471 2, --1,989 1, --3,703 2, --1,929 1, --2,992 2, --4,642 3, --3,890 3, --2,269 1, --2,791 2, --4,095 3, --3,624 2, --4,011 2, --2,262 1, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 283 256 6.5 239 120 81 0 0 0 0 0 047 615 6.5 575 288 175 1 0 1 0 0 604 258 6.5 241 121 86 0 0 0 0 0 870 867 6.5 811 405 235 1 0 1 0 0 365 686 6.5 641 321 172 1 0 1 0 0 955 1,066 6.5 997 499 291 1 0 1 0 0 193 536 6.5 501 250 155 1 0 1 0 0 997 343 6.5 320 160 103 0 0 0 0 0 745 296 6.5 277 138 90 0 0 0 0 0 065 1,041 6.5 973 487 289 1 0 1 0 0 856 615 6.5 575 288 170 1 0 1 0 0 522 467 6.5 436 218 147 0 0 0 0 0 553 1,149 6.5 1,075 537 310 1 0 1 1 0 449 481 6.5 449 225 134 1 0 0 0 0 407 585 6.5 547 274 179 1 0 1 0 0 495 1,147 6.5 1,072 536 325 1 0 1 1 0 051 838 6.5 784 392 236 1 0 1 0 0 714 555 6.5 519 259 156 1 0 1 0 0 497 293 6.5 274 137 114 0 0 0 0 0 056 1,039 6.5 971 486 282 1 0 1 0 0 869 756 6.5 707 353 245 1 0 1 0 0 863 1,148 6.5 1,073 537 311 1 0 1 1 0 908 354 6.5 331 165 105 0 0 0 0 0

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl 200/A-054-I/094-B-01/0W-50.0 MONT TP ---H1 202/A-054-I/094-B-01/0W-50.0 MONT TP ---F1 200/C-063-I/094-B-01/0W-50.0 MONT TP ---C1 202/C-063-I/094-B-01/0W-50.0 MONT TP ---B1 200/A-064-I/094-B-01/0W-50.0 MONT TP ---D1 200/C-065-I/094-B-01/0W-50.0 MONT TP ---A1 200/D-065-I/094-B-01/0W-50.0 MONT TP ---B1 202/B-071-I/094-B-01/2W-50.0 MONT TP ---F1 203/B-071-I/094-B-01/0W-50.0 MONT TP ---A1 204/B-071-I/094-B-01/0W-50.0 MONT TP ---G1 205/B-071-I/094-B-01/0W-50.0 MONT TP ---A1 207/B-071-I/094-B-01/0W-50.0 MONT TP ---H1 200/A-072-I/094-B-01/0W-50.0 MONT TP ---H1 202/A-072-I/094-B-01/0W-50.0 MONT TP ---B1 200/A-073-I/094-B-01/0W-50.0 MONT TP ---H1 202/A-073-I/094-B-01/2W-50.0 MONT TP ---A1 200/B-073-I/094-B-01/0W-50.0 MONT TP ---SXMTH 202/B-073-I/094-B-01/0W-50.0 MONT TP ---A1 200/C-074-I/094-B-01/0W-50.0 MONT TP ---B1 202/A-075-I/094-B-01/0W-50.0 MONT TP ---SXMTH 200/B-075-I/094-B-01/0W-50.0 MONT TP ---H1 200/A-076-I/094-B-01/0W-50.0 MONT TP ---B1 200/B-076-I/094-B-01/0W-50.0 MONT TP ---H1 202/B-076-I/094-B-01/0W-50.0 MONT TP ---A1 200/B-077-I/094-B-01/0W-50.0 MONT TP ---C1 Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --2,256 1, --2,896 2, --4,020 3, --6,046 4, --5,886 4, --6,457 5, --5,798 4, --2,945 2, --2,252 2, --2,428 2, --5,078 3, --3,335 2, --3,315 2, --4,024 2, --4,768 4, --8,783 6, --5,355 4, --1,735 1, --3,141 2, --3,288 2, --2,534 1, --1,884 1, --2,654 1, --3,614 2, --2,433 1, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 911 345 6.5 323 161 102 0 0 0 0 0 198 698 6.5 653 326 193 1 0 1 0 0 291 729 6.5 682 341 202 1 0 1 0 0 825 1,221 6.5 1,141 571 327 2 1 1 1 0 641 1,246 6.5 1,165 582 329 1 0 1 1 0 193 1,264 6.5 1,182 591 344 2 1 1 1 0 645 1,153 6.5 1,078 539 310 1 0 1 1 0 358 588 6.5 550 275 175 1 0 1 0 0 069 183 6.5 171 86 66 1 0 0 0 0 139 290 6.5 271 135 86 0 0 0 0 0 931 1,147 6.5 1,073 536 311 1 0 1 1 0 444 891 6.5 833 417 260 1 0 1 0 0 424 891 6.5 833 417 260 1 0 1 0 0 667 1,357 6.5 1,269 634 369 1 0 1 1 0 180 588 6.5 550 275 179 1 1 1 0 0 753 2,030 6.5 1,898 949 522 3 1 2 1 1 555 800 6.5 748 374 230 1 0 1 0 0 430 304 6.5 285 142 95 0 0 0 0 0 308 833 6.5 779 389 231 1 0 1 0 0 706 582 6.5 544 272 165 1 0 1 0 0 524 1,011 6.5 945 472 351 1 0 1 0 0 217 668 6.5 624 312 186 1 0 1 0 0 374 1,280 6.5 1,197 598 346 1 0 1 1 0 209 1,405 6.5 1,314 657 376 1 0 1 1 0 817 616 6.5 576 288 175 1 0 1 0 0

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl 200/A-078-I/094-B-01/3W-50.0 MONT TP ---A1 203/A-078-I/094-B-01/0W-50.0 MONT TP ---F1 200/B-078-I/094-B-01/0W-50.0 MONT TP ---A1 200/C-085-I/094-B-01/0W-50.0 MONT TP ---202/C-097-I/094-B-01/0W-50.0 MONT TP ---A1 200/C-001-A/094-B-08/0 W-50.0 MONT TP ---A1 200/D-001-A/094-B-08/0 W-50.0 MONT TP ---C1 200/C-002-A/094-B-08/0 W-50.0 MONT TP ---A1 200/D-002-A/094-B-08/0 W-50.0 MONT TP ---B1 200/C-003-A/094-B-08/0 W-50.0 MONT TP ---C1 202/C-003-A/094-B-08/0 W-50.0 MONT TP ---H1 200/D-003-A/094-B-08/0 W-50.0 MONT TP ---C1 202/D-003-A/094-B-08/0 W-50.0 MONT TP ---SXMTH 200/C-005-A/094-B-08/0 W-50.0 MONT TP ---H1 200/B-006-A/094-B-08/0 W-50.0 MONT TP ---B1 202/C-006-A/094-B-08/0 W-50.0 MONT TP ---A1 203/C-006-A/094-B-08/0 W-50.0 MONT TP ---H1 200/D-006-A/094-B-08/0 W-50.0 MONT TP ---A1 202/D-006-A/094-B-08/0 W-50.0 MONT TP ---B1 203/D-006-A/094-B-08/0 W-50.0 MONT TP ---H1 200/A-007-A/094-B-08/0 W-50.0 MONT TP ---A1 200/C-027-A/094-B-08/0 W-50.0 MONT TP ---SXMTH 202/C-027-A/094-B-08/0 W-50.0 MONT TP ---D1 203/C-027-A/094-B-08/0 W-50.0 MONT TP ---A1 Subtotal On ProductionTP---Subtotal Farrell Creek WestTP---Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --2,985 2, --2,926 2, --964 --929 --2,557 1, --3,623 2, --1,943 1, --5,516 3, --2,892 2, --5,309 3, --6,675 4, --2,318 1, --4,515 3, --4,289 3, --1,576 1, --7,007 5, --2,407 1, --8,079 6, --4,791 3, --3,315 2, --3,549 2, --3,293 2, --5,795 3, --8,848 4, --261,782 198, --261,782 198, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 012 973 6.5 910 455 265 1 0 1 0 0 118 808 6.5 755 378 219 1 0 1 0 0 869 94 6.5 88 44 61 0 0 0 0 0 885 44 6.5 41 21 39 0 0 0 0 0 968 588 6.5 550 275 169 1 0 1 0 0 510 1,113 6.5 1,041 520 308 1 0 1 1 0 382 562 6.5 525 263 161 1 0 1 0 0 892 1,623 6.5 1,518 759 440 2 0 2 1 0 039 853 6.5 798 399 236 1 0 1 0 0 919 1,390 6.5 1,300 650 377 2 1 1 1 0 940 1,735 6.5 1,622 811 545 2 0 2 1 1 977 341 6.5 319 159 120 1 0 0 0 0 573 943 6.5 881 441 262 1 0 1 0 0 540 749 6.5 701 350 208 1 0 1 0 0 224 352 6.5 329 165 105 0 0 0 0 0 193 1,814 6.5 1,696 848 548 3 1 2 1 1 966 442 6.5 413 207 136 0 0 0 0 0 100 1,979 6.5 1,850 925 485 3 1 2 1 0 826 965 6.5 902 451 265 2 1 1 0 0 647 668 6.5 624 312 215 1 0 1 0 0 500 1,049 6.5 981 490 302 1 0 1 0 0 144 1,149 6.5 1,075 537 362 1 0 1 1 0 812 1,983 6.5 1,854 927 622 2 0 2 1 1 873 3,975 6.5 3,717 1,858 1,133 4 0 4 2 1 080 63,702 59,561 29,780 18,164 75 15 60 30 18 080 63,702 59,561 29,780 18,164 75 15 60 30 18

ates Prices and Costs as of June 30, 2020 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADSu Supplied Crude Oil GrossComp Company Orig. Cum. Rem. Rem. InterestReserveRes. Prod. Res. Res. Area and Property %ZonesClass MbblMbblMbblMbbl Subtotal Farrell Creek TP---Total TP---Sasol Canada mmary of Reserve Estim Total Reserves Total Company any Share Orig. 2020 Raw Cum. Rate Res. Prod. bopd MMcf MMcf --401,261 300, --466,441 344, Reserve Estimates Natural GasCondensate GrossCompany Share GrossCompany Share Rem. Rem. Rem. Raw Surf. SalesSales2020 Orig. Cum. Rem. Rem. 2020 Res. LossRes. Res. Rate Res. Prod. Res. Res. Rate MMcf%MMcfMMcfMcf/d MbblMbblMbblMbblbopd 714 100,548 94,012 47,006 29,789 634 116 518 259 230 988 121,453 113,872 56,936 35,702 640 121 519 259 231

Prices and Costs as of June 30, 2020 hip Burde own 1.000 1.000 1.000 1.000 own own Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own own own own own own own own own own own own own own own 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners Canada British Columbia Corporate Sasol PSMP Management OverheadWI PSMP Unutilized TransportWI Cypress A Cypress A Not On Production 200/A-094-E/094-B-08/0MONT G1WI 200/D-049-F/094-B-08/0MONTWI 200/C-065-F/094-B-08/0MONTWI 200/C-060-G/094-B-08/0MONTWI 200/C-046-K/094-B-08/0MONT A1WI 202/C-046-K/094-B-08/0MONT D1WI 200/D-047-K/094-B-08/0MONT F1WI 200/C-067-K/094-B-08/0MONTWI 200/C-006-L/094-B-08/0MONTWI 200/C-023-L/094-B-08/0MONT SXMTHWI 202/C-023-L/094-B-08/0MONT B1WI 203/C-023-L/094-B-08/0MONT G1WI 200/D-023-L/094-B-08/0MONT B1WI 200/C-044-L/094-B-08/0MONT F1WI On Production 200/B-093-E/094-B-08/0MONT BASALWI 202/B-093-E/094-B-08/0MONT B1WI 202/A-094-E/094-B-08/0MONT A1WI 200/A-015-F/094-B-08/0MONT B1WI 202/A-015-F/094-B-08/0MONT G1WI 203/A-015-F/094-B-08/0MONT A1WI 204/A-015-F/094-B-08/0MONT A1WI 200/C-039-F/094-B-08/0MONT BASALWI 200/B-070-F/094-B-08/0MONT SXMTHWI 200/A-076-F/094-B-08/0MONT A1WI 202/A-076-F/094-B-08/0MONT A1WI 200/B-076-F/094-B-08/2MONT B1WI 202/B-076-F/094-B-08/0MONT A1WI 200/A-038-K/094-B-08/0MONT F1WI 202/A-038-K/094-B-08/0MONT B1WI 203/A-038-K/094-B-08/0MONT F1WI 204/A-038-K/094-B-08/0MONT A1WI Cypress A - ADRWI Cypress A - Maint CAPEXWI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout

Prices and Costs as of June 30, 2020 hip Burde own 1.000 1.000 own 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own own own Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own Deep Gas Well - Tier 2 own own Deep Gas Well - Tier 2 own own own Deep Gas Well - Tier 2 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners Cypress A - OPEX Adjust(DEL)WI Farrell Creek Farrell Creek East Not On Production 100/04-33-083-24W6/0MONTWI 100/16-36-083-25W6/0MONTWI 100/16-01-084-25W6/0MONT A1WI 100/07-27-084-25W6/0MONT B1WI 100/14-34-084-25W6/0MONTWI 102/06-10-085-25W6/0MONTWI On Production 100/09-09-083-25W6/0MONT F1WI 100/16-09-083-25W6/0MONT A1WI 100/16-05-084-24W6/0MONT F1WI 100/13-06-084-24W6/0MONT A1WI 100/05-07-084-24W6/0MONT A1WI 100/06-07-084-24W6/0MONT B1WI 102/16-01-084-25W6/0MONT A1WI 100/06-02-084-25W6/0MONT A1WI 100/11-02-084-25W6/3MONT G1WI 102/11-02-084-25W6/0MONT BASALWI 100/14-02-084-25W6/0MONT B1WI 100/15-02-084-25W6/0MONT A1WI 100/16-02-084-25W6/0MONT A1WI 102/16-02-084-25W6/0MONT B1WI 100/01-34-084-25W6/0MONT D1WI 102/14-34-084-25W6/0MONT B1WI 100/15-34-084-25W6/0MONT A1WI 100/16-34-084-25W6/0MONT A1WI 100/04-35-084-25W6/0MONT H1WI 102/04-35-084-25W6/0MONT B1WI Farrell Creek Transition Not On Production 100/12-17-083-25W6/3MONT B1WI 102/12-17-083-25W6/0MONT G1WI 100/16-17-083-25W6/0MONTWI 100/11-18-083-25W6/3MONT G1WI 102/12-18-083-25W6/0MONT B1WI 100/01-23-083-25W6/0MONT G1WI 100/02-23-083-25W6/0MONT A1WI 100/03-23-083-25W6/0MONT G1WI 104/01-28-083-25W6/0MONT F1WI 100/02-29-083-25W6/0MONT A1WI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout

Prices and Costs as of June 30, 2020 hip Burde own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own Deep Gas Well - Tier 2 own own own Deep Gas Well - Tier 2 own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners 100/10-30-083-25W6/0MONT G1WI 100/08-13-083-26W6/0MONT A1WI 100/07-25-083-26W6/0MONT F1WI 200/A-078-L/094-A-04/0MONT A1WI On Production 100/12-18-083-25W6/0MONT A1WI 103/12-18-083-25W6/0MONT F1WI 100/07-20-083-25W6/0MONT A1WI 100/14-20-083-25W6/2MONT A1WI 100/01-26-083-25W6/0MONT A1WI 102/01-26-083-25W6/0MONT H1WI 100/05-26-083-25W6/0MONT A1WI 102/05-26-083-25W6/0MONT BASALWI 100/13-26-083-25W6/0MONT B1WI 102/13-26-083-25W6/0MONT A1WI 100/16-27-083-25W6/0MONT C1WI 102/16-27-083-25W6/0MONT A1WI 100/01-28-083-25W6/0MONT D1WI 102/01-28-083-25W6/0MONT A1WI 103/01-28-083-25W6/0MONT H1WI 100/02-28-083-25W6/2MONT H1WI 102/02-28-083-25W6/0MONT A1WI 102/02-29-083-25W6/0MONT G1WI 100/06-30-083-25W6/0MONT A1WI 100/11-30-083-25W6/0MONT A1WI 102/11-30-083-25W6/0MONT G1WI 100/12-31-083-25W6/0MONT A1WI 102/12-31-083-25W6/0MONT F1WI 100/13-31-083-25W6/0MONT A1WI 102/13-31-083-25W6/0MONT F1WI 100/14-31-083-25W6/2MONT F1WI 100/14-32-083-25W6/0MONT A1WI 102/14-32-083-25W6/0MONT H1WI 100/15-32-083-25W6/0MONT G1WI 100/16-32-083-25W6/0MONT G1WI 102/16-32-083-25W6/0MONT A1WI 100/13-33-083-25W6/0MONT H1WI 102/13-33-083-25W6/0MONT B1WI 103/13-33-083-25W6/0MONT A1WI 100/16-33-083-25W6/0MONT H1WI 102/16-33-083-25W6/0MONT A1WI 100/09-34-083-25W6/0MONT A1WI 102/09-34-083-25W6/2MONT H1WI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout

Prices and Costs as of June 30, 2020 hip Burde own Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own Deep Gas Well - Tier 2 own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 own own 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners 100/15-34-083-25W6/0MONT SXMTHWI 100/16-34-083-25W6/0MONT G1WI 102/16-34-083-25W6/0MONT B1WI 103/16-34-083-25W6/0MONT A1WI 100/13-35-083-25W6/0MONT G1WI 102/13-35-083-25W6/0MONT B1WI 100/09-13-083-26W6/0MONT B1WI Farrell Creek West Not On Production 202/B-058-L/094-A-04/0MONTWI 203/A-079-L/094-A-04/0MONT BASALWI 205/A-079-L/094-A-04/0MONT BASALWI 200/B-015-I/094-B-01/0MONTWI 202/B-053-I/094-B-01/0MONT D1WI 202/D-065-I/094-B-01/0MONT A1WI 200/B-071-I/094-B-01/0MONT A1WI 206/B-071-I/094-B-01/0MONT G1WI 200/C-072-I/094-B-01/0MONT A1WI 200/A-075-I/094-B-01/0MONT B1WI 202/B-077-I/094-B-01/2MONT A1WI 202/A-078-I/094-B-01/0MONT F1WI 200/D-082-I/094-B-01/0MONTWI 200/D-083-I/094-B-01/0MONTWI 200/C-087-I/094-B-01/0MONTWI 200/D-087-I/094-B-01/0MONTWI 200/A-092-I/094-B-01/0MONTWI 200/A-094-I/094-B-01/0MONTWI 200/C-097-I/094-B-01/0MONT A1WI 200/D-097-I/094-B-01/0MONT B1WI 200/C-075-J/094-B-01/0MONTWI 203/C-003-A/094-B-08/0MONT BASALWI 203/D-003-A/094-B-08/0MONT BASALWI 200/D-004-A/094-B-08/0MONT BASALWI 202/D-004-A/094-B-08/0MONT H1WI 202/C-005-A/094-B-08/0MONT H1WI 200/D-005-A/094-B-08/0MONT BASALWI 200/C-006-A/094-B-08/0MONT A1WI 204/D-006-A/094-B-08/0MONT H1WI 200/B-007-A/094-B-08/0MONT A1WI On Production 200/A-079-L/094-A-04/0MONT BASALWI 202/A-079-L/094-A-04/0MONT H1WI 204/A-079-L/094-A-04/0MONT G1WI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout

Prices and Costs as of June 30, 2020 hip Burde own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own own own own own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners 206/A-079-L/094-A-04/0MONT H1WI 200/A-080-L/094-A-04/0MONT SXMTHWI 202/A-080-L/094-A-04/0MONT B1WI 203/A-080-L/094-A-04/0MONT A1WI 200/B-080-L/094-A-04/0MONT BASALWI 202/B-080-L/094-A-04/0MONT B1WI 200/A-051-I/094-B-01/0MONT B1WI 200/B-051-I/094-B-01/0MONT H1WI 202/B-051-I/094-B-01/0MONT A1WI 200/D-051-I/094-B-01/0MONT B1WI 200/A-052-I/094-B-01/0MONT D1WI 202/A-052-I/094-B-01/0MONT SXMTHWI 203/A-052-I/094-B-01/0MONT F1WI 200/B-052-I/094-B-01/3MONT H1WI 202/B-052-I/094-B-01/0MONT F1WI 200/A-053-I/094-B-01/0MONT F1WI 202/A-053-I/094-B-01/0MONT H1WI 200/B-053-I/094-B-01/0MONT H1WI 203/B-053-I/094-B-01/0MONT F1WI 200/D-053-I/094-B-01/0MONT H1WI 200/A-054-I/094-B-01/0MONT H1WI 202/A-054-I/094-B-01/0MONT F1WI 200/C-063-I/094-B-01/0MONT C1WI 202/C-063-I/094-B-01/0MONT B1WI 200/A-064-I/094-B-01/0MONT D1WI 200/C-065-I/094-B-01/0MONT A1WI 200/D-065-I/094-B-01/0MONT B1WI 202/B-071-I/094-B-01/2MONT F1WI 203/B-071-I/094-B-01/0MONT A1WI 204/B-071-I/094-B-01/0MONT G1WI 205/B-071-I/094-B-01/0MONT A1WI 207/B-071-I/094-B-01/0MONT H1WI 200/A-072-I/094-B-01/0MONT H1WI 202/A-072-I/094-B-01/0MONT B1WI 200/A-073-I/094-B-01/0MONT H1WI 202/A-073-I/094-B-01/2MONT A1WI 200/B-073-I/094-B-01/0MONT SXMTHWI 202/B-073-I/094-B-01/0MONT A1WI 200/C-074-I/094-B-01/0MONT B1WI 202/A-075-I/094-B-01/0MONT SXMTHWI 200/B-075-I/094-B-01/0MONT H1WI 200/A-076-I/094-B-01/0MONT B1WI 200/B-076-I/094-B-01/0MONT H1WI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout

Prices and Costs as of June 30, 2020 hip Burde own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 1.000 own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own own own own own own own own own Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 Deep Gas Well - Tier 2 own own own own own own 1.000 1.000 1.000 1.000 1.000 1.000 own own 19-0275 2020-06-25 1:51:25 PM Prices:June SEC Eff. Date: June 30, 2020 Currency: CADLi Supplied Interest ZoneProductOwners 202/B-076-I/094-B-01/0 MONT A1 WI 200/B-077-I/094-B-01/0 MONT C1 WI 200/A-078-I/094-B-01/3 MONT A1 WI 203/A-078-I/094-B-01/0 MONT F1 WI 200/B-078-I/094-B-01/0 MONT A1 WI 200/C-085-I/094-B-01/0 MONT WI 202/C-097-I/094-B-01/0 MONT A1 WI 200/C-001-A/094-B-08/0 MONT A1 WI 200/D-001-A/094-B-08/0 MONT C1 WI 200/C-002-A/094-B-08/0 MONT A1 WI 200/D-002-A/094-B-08/0 MONT B1 WI 200/C-003-A/094-B-08/0 MONT C1 WI 202/C-003-A/094-B-08/0 MONT H1 WI 200/D-003-A/094-B-08/0 MONT C1 WI 202/D-003-A/094-B-08/0 MONT SXMTH WI 200/C-005-A/094-B-08/0 MONT H1 WI 200/B-006-A/094-B-08/0 MONT B1 WI 202/C-006-A/094-B-08/0 MONT A1 WI 203/C-006-A/094-B-08/0 MONT H1 WI 200/D-006-A/094-B-08/0 MONT A1 WI 202/D-006-A/094-B-08/0 MONT B1 WI 203/D-006-A/094-B-08/0 MONT H1 WI 200/A-007-A/094-B-08/0 MONT A1 WI 200/C-027-A/094-B-08/0 MONT SXMTH WI 202/C-027-A/094-B-08/0 MONT D1 WI 203/C-027-A/094-B-08/0 MONT A1 WI Farrell Creek - ADR WI Farrell Creek - OPEX Adjust(DEL) WI FC Maintenance CAPEX WI Sasol Canada st of Interests and Burde Total Company 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr 50.000%BC Cr Interest ns Crown Incentives/TractPooling nsFreehold Mineral TaxFactorFactorPayout